           Mercury Pan-European Growth Fund
                OF MERCURY ASSET MANAGEMENT FUNDS, INC.

[MERCURY ARTWORK]

                A SUBSCRIPTION PERIOD FOR SHARES OF THE FUND
                WILL END ON OCTOBER 27, 1998, UNLESS EXTENDED.

                THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD
                KNOW BEFORE INVESTING, INCLUDING INFORMATION
                ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST
                AND KEEP IT FOR FUTURE REFERENCE.

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
                APPROVED OR DISAPPROVED THESE SECURITIES OR
                PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
                ANY REPRESENTATION TO THE CONTRARY IS A
                CRIMINAL OFFENSE.

                PROSPECTUS - AUGUST 14, 1998

                                                 [MERCURY ASSET MANAGEMENT LOGO]

Table of Contents

                                                             PAGE
[FUND FACTS LOGO]

FUND FACTS
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About the Mercury Pan-European Growth Fund..................    3
Fees and Expenses...........................................    5

[ABOUT THE DETAILS LOGO]

ABOUT THE DETAILS
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How the Fund Invests........................................    7
Investment Risks............................................    9
Adviser's Historical Performance Data.......................   14

[ACCOUNT CHOICES LOGO]

ACCOUNT CHOICES
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Pricing of Shares...........................................   19
How to Buy, Sell, Transfer and Exchange Shares..............   24
How Shares are Priced.......................................   28
Fee-Based Programs..........................................   29
Dividends, Capital Gains and Taxes..........................   29

[THE MANAGEMENT TEAM LOGO]

THE MANAGEMENT TEAM
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Master/Feeder Structure.....................................   31
Management of the Fund......................................   32

[TO LEARN MORE LOGO]

TO LEARN MORE
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Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover

MERCURY PAN-EUROPEAN GROWTH FUND

[FUND FACTS LOGO]

Fund Facts

IN AN EFFORT TO HELP YOU BETTER UNDERSTAND THE MANY CONCEPTS INVOLVED IN MAKING AN INVESTMENT DECISION, WE HAVE DEFINED THE HIGHLIGHTED TERMS IN THIS PROSPECTUS IN THE SIDEBAR.

COMMON STOCK -- units of ownership of a corporation.

PREFERRED STOCK -- class of capital stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets.

CONVERTIBLE SECURITIES -- corporate securities (usually preferred stock or bonds) that are exchangeable for a fixed number of other securities (usually common stock) at a set price or formula.

ABOUT THE MERCURY PAN-EUROPEAN GROWTH FUND
--------------------------------------------------------------------------------

WHAT ARE THE FUND'S GOALS?

The Fund's main goal is long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located in Europe. In other words, it tries to choose investments located in Europe that will increase in value. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. We cannot guarantee that the Fund will achieve its goals.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?

The Fund invests primarily in stocks of companies located in European countries that its management believes are undervalued or have good prospects for earnings growth. A company's stock is considered to be undervalued by the Fund's management when its price is less than what the Fund believes it is worth. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than companies with slower earnings growth. The Fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. The Fund purchases COMMON STOCK, PREFERRED STOCK, and CONVERTIBLE SECURITIES and other instruments. The Fund may invest in securities issued by companies of all sizes, but will focus mainly on medium and large companies.

The Fund invests all of its assets in a Portfolio of Mercury Asset Management Master Trust that has the same goals as the Fund. All investments will be made at the level of the Portfolio. This structure is sometimes called a "master/feeder" structure. The Fund's investment results will correspond directly to the investment results of the underlying Portfolio it invests in. For simplicity, this Prospectus uses the term "Fund" to include the underlying Portfolio the Fund invests in.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

As with any equity fund, the value of the Fund's investments, and therefore the value of your Fund's shares, may go up or down. These value changes in the Fund's investments may occur because a particular stock market is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. If the value of the Fund's investments goes down, you may lose money.


MERCURY PAN-EUROPEAN GROWTH FUND                                               3

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Fund Facts

In addition, because the Fund will invest most of its assets in non-U.S. securities, the Fund will be subject to additional risks. For example, the Fund's securities may go up or down in value depending on foreign exchange rates, foreign political and economic developments and U.S. and foreign laws relating to foreign investment. Non-U.S. securities may also be less liquid, more volatile and harder to value than U.S. securities. These risks are heightened when the issuer of the securities is in a country with an emerging capital market.

WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

      - Are investing with long-term goals in mind, such as retirement or funding a child's education.
      - Are not looking for current income.
      - Can tolerate the increased price volatility and currency fluctuations associated with investments in non-U.S. securities.
      - Are willing to accept the risk that your investment may fluctuate over the short term in exchange for the potential of higher long-
        term gains.
      - Want to diversify your portfolio.
      - Want to complement your U.S. holdings through European equity investments.
      - Are prepared to receive taxable short-term capital gains.

4                                               MERCURY PAN-EUROPEAN GROWTH FUND

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Fund Facts

UNDERSTANDING EXPENSES
Fund investors pay various expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:

SHAREHOLDER FEES -- fees paid directly from your investment. These include sales charges and redemption fees, which you may pay when you buy or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER (these costs are deducted from the Fund's total assets):
ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.

MANAGEMENT FEE -- a fee paid to the investment adviser for managing the Fund.

DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as advertising and promotion.

ACCOUNT MAINTENANCE FEES -- fees used to compensate dealers for account maintenance activities.

FEES AND EXPENSES
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The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial consultant can help you with this decision.
THIS TABLE SHOWS THE DIFFERENT FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD THE DIFFERENT CLASSES OF SHARES OF THE FUND. FUTURE EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED BELOW.

                  SHAREHOLDER FEES:                         CLASS I       CLASS A     CLASS B(B)    CLASS C
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MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES (AS
A PERCENTAGE OF OFFERING PRICE)                             5.25%(C)      5.25%(C)     NONE         NONE
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MAXIMUM DEFERRED SALES CHARGE (LOAD) (AS A PERCENTAGE
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS,
WHICHEVER IS LOWER)                                         NONE(D)       NONE(D)      4.00%(C)     1.00%(C)
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MAXIMUM SALES CHARGE (LOAD) IMPOSED ON DIVIDEND
REINVESTMENTS                                               NONE          NONE         NONE         NONE
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REDEMPTION FEE                                              NONE          NONE         NONE         NONE
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EXCHANGE FEE                                                NONE          NONE         NONE         NONE
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MAXIMUM ACCOUNT FEE                                         NONE          NONE         NONE         NONE
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ANNUAL FUND OPERATING EXPENSES(a):
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MANAGEMENT FEE(e)                                           0.75%         0.75%        0.75%        0.75%
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DISTRIBUTION and/or ACCOUNT MAINTENANCE (12b-1)
FEES(f)                                                     NONE          0.25%        1.00%        1.00%
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OTHER EXPENSES (INCLUDING TRANSFER AGENCY FEES)(G)          0.37%         0.37%        0.37%        0.37%
ADMINISTRATIVE FEES(H)                                      0.25%         0.25%        0.25%        0.25%
                                                            -----         -----        -----        -----
 TOTAL OTHER EXPENSES                                       0.62%         0.62%        0.62%        0.62%
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TOTAL ANNUAL FUND OPERATING EXPENSES(i)                     1.37%         1.62%        2.37%        2.37%
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(a) The fees and expenses include the expenses of both the Fund and the Portfolio it invests in.

(b) Class B shares automatically convert to Class A shares about eight years after you buy them and will no longer be subject to distribution fees.

(c) Some investors may qualify for reductions in the sales charge (load).
(d) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year. See page 21 for details.

(e) Paid by the Portfolio. The investment adviser pays the sub-adviser out of this fee. The investment adviser or its affiliate provides accounting services to the Portfolio at its cost.
(f) If you hold Class B or C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes. Class B and C shares pay a Distribution Fee of 0.75% and an Account Maintenance Fee of 0.25%. Class A shares pay only an Account Maintenance Fee of 0.25%.

(g) Based on estimated amounts for the current fiscal year. The Transfer Agent is an affiliate of the investment adviser. The Fund pays the Transfer Agent a fee for each shareholder account and reimburses it for out-of-pocket expenses. The fee ranges from $11.00 to $23.00 per account (depending on the level of services required), but is set at 0.10% for certain accounts that participate in certain fee-based programs.
(h) Paid by the Fund. The administrator provides accounting services to the Fund at its cost.

(i) In addition, certain securities dealers may charge a fee to process a purchase or sale of shares.

MERCURY PAN-EUROPEAN GROWTH FUND
                                                                               5

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Fund Facts

EXAMPLE

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses if you did redeem your shares:

                           CLASS I            CLASS A           CLASS B           CLASS C
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ONE YEAR                    $ 657             $   681           $   640            $ 340
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THREE YEARS                 $ 936             $ 1,009           $ 1,040            $ 740
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Expenses if you did not redeem your shares:

                           CLASS I            CLASS A           CLASS B           CLASS C
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ONE YEAR                    $ 657             $   681           $   240            $ 240
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THREE YEARS                 $ 936             $ 1,009           $   740            $ 740
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 6                                              MERCURY PAN-EUROPEAN GROWTH FUND

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About the Details

ABOUT THE PORTFOLIO MANAGEMENT TEAM -- The Fund is managed by members of a team of 26 investment professionals who participate in the team's research process and stock selection. The senior investment professionals in this group include Simon Flood, Samuel Joab, Michel Legros, Andreas Utermann, and Charlotte Winther. Andreas Utermann is primarily responsible for the day-to-day management of the Fund.

ABOUT THE INVESTMENT ADVISER -- Mercury Asset Management International Ltd. is the investment adviser.

HOW THE FUND INVESTS
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The Fund's main goal is long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located in Europe. In selecting securities, the Fund emphasizes those securities that Fund management believes to be undervalued or have good prospects for earnings growth.

The Fund will generally invest at least 80% of its total assets in equity securities of companies located in Europe. Equity securities consist of:

      - Common Stock
      - Preferred Stock
      - Securities Convertible into Common Stock
      - Derivative securities, such as options (including warrants) and futures, the value of which is based on a common stock or group of common stocks

A company's stock is considered undervalued when the stock's current price is less than what the Fund's management believes a share of the company is worth. Fund management feels a company's worth can be assessed by several factors such as:

      - financial resources
      - value of assets
      - sales and earnings growth
      - product development
      - quality of management
      - overall business prospects

A company's stock may become undervalued when most investors fail to perceive the company's strengths in one or more of these areas. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than companies with slower earnings growth. The Fund's evaluation of the prospects for a company's industry or market sector is an important factor in evaluating a particular company's earnings prospects. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.
The Fund will invest primarily in securities of companies located in developed European countries, including the United Kingdom, Germany, the Netherlands, Switzerland, Sweden, France, Italy, Belgium, Norway, Denmark, Finland, Portugal, Austria, Spain, Greece, Ireland and Luxembourg.


MERCURY PAN-EUROPEAN GROWTH FUND                                              7

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About the Details

The Fund may also invest in securities of companies located in developing European countries, including Bulgaria, the Czech Republic, Hungary, Poland, Romania, Slovakia, and the states which formally comprised Yugoslavia and the Soviet Union. The Fund does not allocate investments based on its analysis of the overall prospects for a particular European country. The Fund may invest in debt securities that are issued together with a particular equity security. The Fund may invest in derivatives to hedge (protect against price movements) or to enable it to reallocate its investments more quickly than it could by buying and selling the underlying securities.

The Fund may invest in companies of any size, but tends to focus on medium and large companies. The Fund has no stated minimum holding period for investments, and will buy or sell securities whenever the Fund's management sees an appropriate opportunity. The Fund does not consider potential tax consequences to Fund shareholders when it sells securities.

The Fund will normally invest almost all of its assets in the above described manner. The Fund may, however, invest in short-term instruments, such as money market securities and repurchase agreements, to meet redemptions. The Fund may also make short-term investments, purchase high quality bonds or buy or sell derivatives, to reduce exposure to equity securities when the Fund believes it is advisable to do so (on a temporary defensive basis). Short-term investments and temporary defensive positions may limit the potential for growth in the value of your shares.

The Fund may use many different investment strategies in seeking its investment objectives and it has certain investment restrictions. These strategies and certain of the restrictions and policies governing the Fund's investments are explained in the Fund's Statement of Additional Information. If you would like to learn more about how the Fund may invest, request the Statement of Additional Information.

8                                              MERCURY PAN-EUROPEAN GROWTH FUND

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INVESTMENT RISKS
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This section contains a summary discussion of the general risks of investing in the Fund.

As with any mutual fund, there can be no guarantee that the Fund will meet its goals, or that the Fund's performance will be positive over any period of time.

The Fund is subject to three principal risks: market risk, selection risk and foreign investment risk. Market risk is the risk that the equity markets will go down in value, including the possibility that the equity markets will go down sharply and unpredictably. Selection risk is the risk that the stocks that the Fund's adviser selects will underperform the markets or other funds with similar investment objectives and investment strategies. Foreign investment risk is the risk that the Fund's investments in non-U.S. securities may go up or down in value depending on foreign exchange rates, foreign political and economic developments and U.S. and foreign laws relating to non-U.S. investment. In addition to these risks, certain investment techniques that the Fund may use entail other risks:

LIQUIDITY, INFORMATION AND VALUATION RISKS

Certain securities, including securities of companies in countries with emerging capital markets, securities of small companies, and "restricted securities" may be illiquid or volatile, making it difficult or impossible to sell them at the time and at the price that the Fund would like. Restricted securities have contractual or legal restrictions on their resale and include "private placement" securities that the Fund may buy directly from the issuer. Also, important information about these companies, securities or the markets in which they trade, may be inaccurate or unavailable. It may be difficult to value accurately these types of securities. Certain derivatives may be subject to these risks as well.

EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

Certain European countries have agreed to enter into EMU, in an effort to, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these countries. Among other things, EMU establishes a single common European currency (the "euro") that will be introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) will be redenominated in the euro, and, thereafter, will be listed, trade and make dividend and other payments only in euros. Although EMU is generally

MERCURY PAN-EUROPEAN GROWTH FUND                                               9

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expected to have a beneficial effect, it could negatively affect the Fund in a number of situations, including as follows:

      - If the euro, or EMU as a whole, does not take effect as planned, the Fund's investments could be adversely affected. For example, sharp currency fluctuations, exchange rate volatility, and other disruptions of the markets could occur.

      - Withdrawal from EMU by a participating country could also have a negative effect on the Fund's investments, for example if securities redenominated in euros are transferred back into that country's national currency.

      - Computer, accounting, and trading systems must be capable of recognizing the euro as a distinct currency. Like other investment companies and business organizations, the Fund could be adversely affected if the systems used by the investment adviser, the Fund's other service providers, or entities with which the Fund or its service providers do business do not properly address this issue prior to euro conversion over the first weekend of 1999 (January 1 through January 3). These issues may negatively affect the operations of the companies the Fund invests in as well.

OTHER FOREIGN SECURITY RISKS

      - The value of the Fund's non-U.S. holdings (and hedging transactions in foreign currencies) will be affected by changes in currency exchange rates.

      - The costs of non-U.S. securities transactions tend to be higher than those of U.S. transactions.

      - The Fund's non-U.S. securities holdings may be adversely affected by foreign government action.

      - International trade barriers or economic sanctions against certain non-U.S. countries may adversely affect the Fund's non-U.S. holdings.

10                                             MERCURY PAN-EUROPEAN GROWTH FUND

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      - The Fund may be able to invest in certain small non-U.S. markets only by investing in another fund that in turn invests in those markets. It may cost the Fund more to buy shares of these funds than it would to buy the non-U.S. securities directly.

      - The foregoing risks are heightened when the investment is made in a country that has an emerging capital market. The development of a capital market depends on a number of factors, including a country's success in making political, economic and social reforms. If a country were to discontinue its process of reform, or experience other destabilizing events, the Fund's investments could be adversely affected. In addition, because of the small size of the capital market in a country with an emerging capital market or governmental restrictions on foreign investment, there may be fewer investment opportunities available to the Fund than in more developed markets. This could limit the Fund's ability to diversify its holdings among issuers, industries and countries.

      - If the Fund purchases a bond issued by a foreign government, the government may be unwilling or unable to make payments when due. There may be no formal bankruptcy proceeding by which the Fund would be able to collect amounts owed by a foreign government.

      - Non-U.S. markets have different clearance and settlement procedures, and in certain markets settlements may be unable to keep pace with the volume of securities transactions which may cause delays. This means that the Fund's assets may be uninvested and not earning returns. The Fund may miss investment opportunities or be unable to dispose of a security because of these delays.

BORROWING

The use of borrowing can increase the Fund's exposure to market risk. That is, when the Fund borrows money to make more investments than it otherwise could or to meet redemptions, and the Fund's investments go down in value, the Fund's losses will be magnified.

MERCURY PAN-EUROPEAN GROWTH FUND                                              11

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DERIVATIVES

The Fund may also use instruments referred to as "Derivatives." Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil) or an index (a measure of value or rates, such as the S&P 500 or the prime lending rate). Derivatives allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Derivatives, however, are volatile and involve significant risks, including many of the risks described above. Other risks include:

      - Credit risk -- the risk that the counterparty on a derivative transaction will be unable to honor its financial obligation to the Fund.

      - Currency risk -- the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

      - Leverage risk -- the risk associated with certain types of investments or trading strategies (such as borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

      - Liquidity risk -- the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

      - Index risk -- If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

12                                            MERCURY PAN-EUROPEAN GROWTH FUND

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The Fund may use the following types of derivative instruments:

      - Futures -- exchange-traded contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Futures may involve leverage risk and currency risk.

      - Forwards -- private contracts involving the obligation of the seller to deliver, and the buyer to receive, certain assets (or a money payment based on the change in value of certain assets or an index) at a specified time. Forwards involve credit risk and leverage risk, and may involve currency risk.

      - Options -- exchange-traded or private contracts involving the right of a holder to deliver (a "put") or receive (a "call") certain assets (or a money payment based on the change of certain assets or an index) from another party at a specified price within a specified time period. Options may involve leverage risk. Private options also involve credit risk and liquidity risk. Options may also involve currency risk.

CONVERTIBLE SECURITIES

Convertible securities, including bonds and preferred stock, are convertible into common stock. As a result of the conversion feature, the interest or dividend rate on a convertible security is generally less than would be the case if the security were not convertible. The value of a convertible security will be affected both by its stated interest or dividend rate and the value of the underlying common stock. Therefore, its value will be affected by the factors that affect both debt securities (such as interest rates) and equity securities (such as stock market movements generally). Some convertible securities might require the Fund to sell the securities back to the issuer or a third party at a time that is disadvantageous to the Fund.

DEBT SECURITIES

Debt securities, such as bonds, involve credit risk, which is the risk that the borrower will not make timely payments of principal and interest. These securities are also subject to interest rate risk, which is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than shorter term securities.

MERCURY PAN-EUROPEAN GROWTH FUND                                              13

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ADVISER'S HISTORICAL PERFORMANCE DATA
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The following tables present historical performance data for all accounts that have been managed by the investment adviser or another Mercury investment adviser and that have substantially similar (although not necessarily identical) objectives and policies to the Fund's. These accounts have been managed using investment styles and strategies substantially similar to those to be used in managing the Fund. THESE FIGURES DO NOT REPRESENT THE PERFORMANCE OF THE FUND. The Fund is newly organized and does not yet have a performance record. The Fund's actual performance may be higher or lower, and past performance is no guarantee of future results.

The composite figures shown in the tables presented below were calculated in the following manner:

      - Many of the accounts in the composite were managed by the investment adviser's Mercury affiliates. All personnel of the investment adviser and its Mercury affiliates are employed by a single holding company. Portfolio managers perform management services for accounts of various Mercury advisers, including the Fund's investment adviser, depending on the nature of each adviser's clients. The investment process, including the resources available to the portfolio managers and the supervisory review, is the same across advisers. As a practical matter, there is no significant distinction between the process used in determining the recommendations of the investment adviser and those of its Mercury affiliates.

      - The accounts included in the composite are not U.S. mutual funds, and are not subject to the same rules and regulations (for example, diversification and liquidity requirements and restrictions on transactions with affiliates) as the Fund, or to the same types of expenses that the Fund will pay. These differences might have affected the performance figures shown below.

      - The composite figures have been calculated by weighting the performance of each included account by the level of the account's total assets at the beginning of each monthly or quarterly period. Accounts were added to the composite as of

14                                             MERCURY PAN-EUROPEAN GROWTH FUND

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        the first full quarter under management and excluded at the end of the last full quarter under management. Accordingly, the number of accounts included in the composite vary by quarter, from two at the beginning of 1992 to thirteen in the most recent quarter.

      - The performance of each of the accounts in the composite may have been influenced by the level of the account's total assets. Had an account's assets been different, its performance might have been higher or lower.

      - The accounts presented were accounted for in various base currencies other than U.S. dollars. The Fund will calculate its net asset value daily in U.S. dollars. For purposes of this presentation, the accounts' performance history was converted into U.S. dollars on at least a quarterly basis using exchange rate movements to approximate the equivalent U.S. dollar returns which might have been achieved.

      - The figures shown below represent the performance, converted to U.S. dollars, of the composite's included accounts. THEY ARE NOT THE PERFORMANCE OF THE FUND. Figures show total returns. Total return shows you how much an investment has changed in value over the stated time period and includes both capital appreciation and income. The first table reflects average annual total returns. This smooths out variations in annual performance by averaging returns over the stated period. The second table shows actual total returns for each one year period.

      - To provide you with additional information, these composite performance figures are presented two different ways. The "Gross of Fees and Charges" row reflects the composite's gross performance -- that is, performance before any deductions for fees or expenses. These figures are hypothetical and presented for information only; they do not reflect actual performance of the accounts because the accounts would have paid fees and expenses. The first table (average annual total returns) also includes a "Net of Fees and Charges" section, which reflects

MERCURY PAN-EUROPEAN GROWTH FUND                                              15

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        adjustments of the gross performance to reflect the deduction of all of the fees and expenses that the Fund or a shareholder is projected to pay as shown in the "Fees and Expenses" section at the beginning of the Prospectus. Like the gross figures, the net figures are hypothetical, because they do not reflect the actual fees and charges paid by the included accounts. The net figures assume the shareholder bought the shares at the beginning of the period and sold (redeemed) the shares at the end of the period. To the extent the Fund's expenses deviate from the projections, the "Net of Fees and Charges" figures will be inaccurate. The effect would be greater over longer periods due to compounding. The "Net of Fees and Charges" performance figures differ by class because the sales charges and account maintenance fees differ for each class of shares. The net figures shown -- that is, the performance results after all applicable deductions -- are equal to or lower than the actual net results of the included accounts.

      - Both tables include figures for a benchmark index (MSCI Europe) and for the Lipper European funds universe so that you can compare the composite's performance to the performance of the market as a whole. The MSCI Europe Index is an unmanaged index and does not reflect any fees or charges. The Lipper European Funds Average reflects advisory fees and other fees and charges, but does not reflect front-end or contingent deferred sales charges.

16                                             MERCURY PAN-EUROPEAN GROWTH FUND

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AVERAGE ANNUAL TOTAL RETURNS
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THIS IS NOT THE FUND'S PERFORMANCE.

                                   FOR          FOR           FOR            FOR           FOR          FOR         FOR SIX AND
                                 ONE-YEAR     TWO-YEAR     THREE-YEAR     FOUR-YEAR     FIVE-YEAR     SIX-YEAR     ONE-HALF YEAR
                                  PERIOD       PERIOD        PERIOD        PERIOD        PERIOD        PERIOD         PERIOD
                                  ENDED        ENDED         ENDED          ENDED         ENDED        ENDED           ENDED
                                 JUNE 30,     JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,      JUNE 30,       JUNE 30,
                                   1998         1998          1998          1998          1998          1998          1998(1)
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COMPOSITE OF SIMILAR ACCOUNTS,
RECALCULATED:
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NET OF FEES AND CHARGES (2):
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 CLASS I FEES AND CHARGES          24.7%        24.7%         25.4%         23.1%         21.3%         17.2%          17.1%
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 CLASS A FEES AND CHARGES          24.4         24.4          25.1          22.8          21.0          16.9           16.8
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 CLASS B  FEES AND CHARGES         26.3         25.3          25.8          23.1          21.3          17.0           16.9
---------------------------------------------------------------------------------------------------------------------------------
 CLASS C  FEES AND CHARGES         29.3         26.9          26.4          23.5          21.4          17.0           16.9
---------------------------------------------------------------------------------------------------------------------------------
GROSS OF FEES AND CHARGES (3):     33.4         29.9          29.5          26.5          24.3          19.8           19.7
---------------------------------------------------------------------------------------------------------------------------------
MSCI EUROPE INDEX (4):             37.1         33.5          26.9          24.8          23.0          18.3           17.8
---------------------------------------------------------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS AVERAGE
(DOES NOT INCLUDE SALES
CHARGES) (5):                      34.0         28.6          24.9          22.4          21.6          17.1           16.7
---------------------------------------------------------------------------------------------------------------------------------

(1) The investment adviser and its affiliates first began managing accounts with substantially similar objectives and policies to those of the Fund on January 1, 1992.

(2) Reflects the reinvestment of dividends and distributions, and the deduction of all fees and expenses that the Fund or a shareholder is projected to pay (including the maximum front-end sales charges paid when purchasing shares, or the maximum deferred sales charge paid upon redeeming shares at the end of each period shown). To the extent the Fund's expenses deviate from the projections, the "Net of Fees and Charges" figures will be inaccurate. The effect would be greater over longer periods due to compounding.

(3) Does not reflect the deduction of any fees, charges or expenses other than certain brokerage commissions. These figures are hypothetical and presented for information only; they do not reflect actual performance of the accounts because the accounts would have paid fees and expenses.

(4) An unmanaged index comprised of stocks traded in the developed markets of Europe. No sales charges, 12b-1 fees or advisory fees, and no other expenses (e.g., custody or brokerage fees) are reflected in the total returns of the Index. Index returns reflect reinvestment of net dividends and distributions.

(5) An average of the performance of other U.S. investment companies that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within the region. The average does not reflect front-end or contingent deferred sales charges that might be paid by an investor in a fund included in the average, but does include 12b-1 fees, advisory fees and other expenses. The average also reflects reinvestment of dividends and distributions.

MERCURY PAN-EUROPEAN GROWTH FUND                                              17

[ABOUT THE DETAILS LOGO]

About the Details

TOTAL RETURNS ON AN ANNUAL BASIS
--------------------------------------------------------------------------------

THIS IS NOT THE FUND'S PERFORMANCE.

                                      FOR THE SIX
                                        MONTHS
                                         ENDED
                                       JUNE 30,            FOR EACH YEAR ENDED DECEMBER 31,
                                         1998        1997    1996    1995    1994   1993    1992
-------------------------------------------------------------------------------------------------
COMPOSITE OF SIMILAR ACCOUNTS,
RECALCULATED: GROSS OF FEES AND
CHARGES (1):                              27.0%       18.9%   29.0%   24.2%  2.8%    27.7%    1.6%
-------------------------------------------------------------------------------------------------
MSCI EUROPE INDEX (2):                    26.5        23.8    21.1    21.6   2.3     29.3    (4.7)
-------------------------------------------------------------------------------------------------
LIPPER EUROPEAN FUNDS AVERAGE
(DOES NOT INCLUDE SALES CHARGES)
(3):                                      27.9        17.1    24.7    16.7   3.0     28.5    (5.3)
-------------------------------------------------------------------------------------------------

(1) Does not reflect the deduction of any fees, charges or expenses, other than certain brokerage commissions. These figures are hypothetical and presented for information only; they do not reflect actual performance of the accounts because the accounts would have paid fees and expenses. If these fees and expenses were included, the performance figures would be lower.

(2) An unmanaged index comprised of stocks traded in the developed markets of Europe. No sales charges, 12b-1 fees or advisory fees, and no other expenses (e.g., custody or brokerage fees) are reflected in the total returns of the Index. Index returns reflect reinvestment of net dividends and distributions.

(3) An average of the performance of other U.S. investment companies that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European region or a single country within the region. The average does not reflect front-end or contingent deferred sales charges that might be paid by an investor in a fund included in the average, but does include 12b-1 fees, advisory fees and other expenses. The average also reflects reinvestment of dividends and distributions.

18                                              MERCURY PAN-EUROPEAN GROWTH FUND

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Account Choices

PRICING OF SHARES
--------------------------------------------------------------------------------

The Fund offers four classes of shares, each with its own sales charge and expense structure allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. The class of shares you should choose will be affected by the size of your investment and how long you plan to hold your shares. Your financial consultant can help you determine which pricing option is best suited to your personal financial goals.

For example, if you select Class I or A, you will pay a sales charge at the time of purchase. If you buy Class A shares, you also will pay an ongoing account maintenance fee of 0.25%. If you select Class B or C shares, you can invest the full amount of your purchase price, but you will be subject to a distribution fee and account maintenance fee payable over time and possibly a deferred sales charge when you sell shares. You may be eligible for a sales charge waiver. See the table below.

If you purchase Class B or C shares you pay a distribution fee of 0.75% and an account maintenance fee of 0.25% on an ongoing basis. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge.

The Fund's shares are distributed by Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.

A subscription period for the shares will end on October 27, 1998, unless extended. Subscriptions will be payable, shares will be issued and the Fund will commence operations on the third business day after the end of the subscription period. The Fund or the Distributor can terminate the subscription offering at any time, in which case the Fund will not commence operations or will commence operations with a limited number of shares.

After the Fund commences operations, shares can be purchased on each business day.

MERCURY PAN-EUROPEAN GROWTH FUND                                              19

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Account Choices

To better understand the pricing of the Fund's shares, we have summarized the information below:

                               CLASS I                   CLASS A                   CLASS B                  CLASS C
---------------------------------------------------------------------------------------------------------------------------
AVAILABILITY?          LIMITED TO CERTAIN        GENERALLY AVAILABLE       GENERALLY AVAILABLE      GENERALLY AVAILABLE
                       INVESTORS INCLUDING: -    THROUGH SELECTED          THROUGH SELECTED         THROUGH SELECTED
                       Current Class I           SECURITIES DEALERS.       SECURITIES DEALERS.      SECURITIES DEALERS.
                                   shareholders
                                             -
                                        Certain
                                     Retirement
                                          Plans
                       - Participants of
                       certain sponsored
                         programs - Certain
                       affiliates of selected
                                    securities
                                    dealers
---------------------------------------------------------------------------------------------------------------------------
INITIAL SALES CHARGE?  YES. PAYABLE AT TIME OF   YES. PAYABLE AT TIME OF   NO. ENTIRE PURCHASE      NO. ENTIRE PURCHASE
                       PURCHASE. LOWER SALES     PURCHASE. LOWER SALES     PRICE IS INVESTED IN     PRICE IS INVESTED IN
                       CHARGES AVAILABLE FOR     CHARGES AVAILABLE FOR     SHARES OF THE FUND.      SHARES OF THE FUND.
                       CERTAIN LARGER            CERTAIN LARGER
                       INVESTMENTS.              INVESTMENTS.
---------------------------------------------------------------------------------------------------------------------------
DEFERRED SALES         NO. (MAY BE CHARGED FOR   NO. (MAY BE CHARGED FOR   YES. PAYABLE IF YOU      YES. PAYABLE IF YOU
CHARGE?                PURCHASES OVER $1         PURCHASES OVER $1         REDEEM WITHIN SIX YEARS  REDEEM WITHIN ONE YEAR
                       MILLION THAT ARE          MILLION THAT ARE          OF PURCHASE.             OF PURCHASE.
                       REDEEMED WITHIN ONE       REDEEMED WITHIN ONE
                       YEAR.)                    YEAR.)
---------------------------------------------------------------------------------------------------------------------------
ACCOUNT MAINTENANCE    NO.                       0.25% ACCOUNT             0.25% ACCOUNT            0.25% ACCOUNT
AND DISTRIBUTION                                 MAINTENANCE FEE. NO       MAINTENANCE FEE. 0.75%   MAINTENANCE FEE. 0.75%
FEES?                                            DISTRIBUTION FEE.         DISTRIBUTION FEE.        DISTRIBUTION FEE.
---------------------------------------------------------------------------------------------------------------------------
CONVERSION TO CLASS A  NO.                       NO.                       YES, AUTOMATICALLY       NO.
SHARES?                                                                    AFTER 8 YEARS.
---------------------------------------------------------------------------------------------------------------------------

 20                                           MERCURY PAN-EUROPEAN GROWTH FUND

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Account Choices

RIGHT OF ACCUMULATION -- permits you to pay the sales charge applicable to the cost or value (whichever is higher) of all shares you own in the Mercury mutual funds.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Mercury mutual funds that you agree to buy within a 13 month period. Certain restrictions apply.

CLASS I AND A SHARES -- INITIAL SALES CHARGE OPTIONS

The public offering price of Class I and Class A shares during the subscription period is $10.00 per share. If you select Class I or A shares, you will pay a sales charge at the time of purchase (whether during or after the subscription period) as shown in the following table. During the subscription period, securities dealers will receive compensation equal to the entire sales charge (and therefore, may be deemed to be underwriters). After the subscription period, the dealer compensation will be as shown in the last column.

                               AS A % OF            AS A % OF         DEALER COMPENSATION AS
     YOUR INVESTMENT        OFFERING PRICE      YOUR INVESTMENT*       A % OF OFFERING PRICE
----------------------------------------------------------------------------------------------
LESS THAN $25,000                5.25%                5.54%                    5.00%
----------------------------------------------------------------------------------------------
$25,000 BUT LESS THAN
$50,000                          4.75%                4.99%                    4.50%
----------------------------------------------------------------------------------------------
$50,000 BUT LESS THAN
$100,000                         4.00%                4.17%                    3.75%
----------------------------------------------------------------------------------------------
$100,000 BUT LESS THAN
$250,000                         3.00%                3.09%                    2.75%
----------------------------------------------------------------------------------------------
$250,000 BUT LESS THAN
$1,000,000                       2.00%                2.04%                    1.80%
----------------------------------------------------------------------------------------------
$1,000,000 AND OVER**            0.00%                0.00%                    0.00%
----------------------------------------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent.

** If you invest $1,000,000 or more in Class I or A shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class I and A shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class I or Class A shares that you buy through reinvestment of dividends or distributions.
A reduced or waived sales charge on a purchase of Class I or A shares may apply for:
      - Purchases under a RIGHT OF ACCUMULATION or LETTER OF INTENT.
      - Certain trusts managed by banks, thrifts or trust companies including those affiliated with Mercury or its affiliates.
      - Certain employer-sponsored retirement or savings plans.


MERCURY PAN-EUROPEAN GROWTH FUND                                              21

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Account Choices

      - Certain investors, including directors of mutual funds sponsored by Mercury or its affiliates, employees of Mercury and its affiliates, and employees of selected dealers.
      - Certain fee-based programs managed by Mercury or its affiliates.
      - Certain fee-based programs managed by selected dealers that have an agreement with Mercury.
      - Purchases through certain financial advisers that meet and adhere to standards established by Mercury.

Only certain investors are eligible to buy Class I shares, including existing Class I shareholders of the Fund, certain retirement plans and participants in certain programs sponsored by Mercury or its affiliates. Your financial consultant can help you determine whether you are eligible to buy Class I shares or to participate in any of these programs.

If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class I and Class A shares, you should buy Class I shares since Class A shares are subject to an account maintenance fee, while Class I shares are not.

If you redeem Class I or Class A shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant or the Fund's Transfer Agent at 1-888-763-2260.

CLASS B AND C SHARES -- DEFERRED SALES CHARGE OPTIONS

If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within six years after purchase or Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year. The Distributor uses the money that it receives from the deferred sales charge and the distribution fees to cover the costs of marketing, advertising and compensating the financial consultant or other dealer who assists you in your decision to purchase Fund shares. The public offering price of Class B and C shares during the subscription period will be $10.00 per share.

22                                              MERCURY PAN-EUROPEAN GROWTH FUND

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Account Choices

CLASS B SHARES

If you redeem Class B shares within six years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually decreases as you hold your shares over time, according to the following schedule:

 YEAR SINCE PURCHASE     SALES CHARGE*
----------------------------------------
0 - 1                   4.00%
----------------------------------------
1 - 2                   4.00%
----------------------------------------
2 - 3                   3.00%
----------------------------------------
3 - 4                   3.00%
----------------------------------------
4 - 5                   2.00%
----------------------------------------
5 - 6                   1.00%
----------------------------------------
6 AND AFTER             0.00%
----------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired by dividend or capital gain reinvestment are not subject to a deferred sales charge. Mercury funds may not all have identical deferred sales charge schedules. In the event of an exchange for the shares of another Mercury fund, the higher charge, if any, would apply.

The deferred sales charge relating to Class B shares will be reduced or waived in certain circumstances, such as:

      - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).
      - Redemption by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers.
      - Redemption in connection with participation in certain fee-based programs managed by Mercury or its affiliates.
      - Redemption in connection with participation in certain fee-based programs managed by selected dealers that have agreements with Mercury.
      - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution).
      - Withdrawal through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established.

MERCURY PAN-EUROPEAN GROWTH FUND                                              23

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Account Choices

Your Class B shares convert automatically into Class A shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends or distributions paid on converting shares will also convert at that time. Class A shares are subject to lower annual expenses than Class B shares. The conversion of Class B shares to Class A shares is not a taxable event for federal income tax purposes.

Different conversion schedules may apply to Class B shares of different Mercury mutual funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. In any event, the length of time that you hold the original and exchanged Class B shares in both funds will count toward the conversion schedule.

The conversion schedule may be modified in certain other cases as well.

CLASS C SHARES

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions.

Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through certain securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-888-763-2260. Because the selection of a mutual fund involves many considerations, your financial consultant may help you with this decision.

24                                              MERCURY PAN-EUROPEAN GROWTH FUND

[ACCOUNT CHOICES LOGO]

Account Choices

  IF YOU WANT TO                  YOUR CHOICES                         INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
BUY SHARES               First, select the share class      Please refer to the pricing of shares table on page 20. Be
                         appropriate for you                sure to read this Prospectus carefully.
                         -----------------------------------------------------------------------------------------------
                         Next, determine the amount of      The minimum initial investment for the Fund is $1,000 for
                         your investment                    all accounts except:
                                                            - $500 for certain fee-based programs
                                                            - $100 for retirement plans
                                                            (The minimums for initial investments may be waived or
                                                            reduced under certain circumstances.)
                         -----------------------------------------------------------------------------------------------
                         Have your financial consultant     Any purchase orders received by a securities dealer prior to
                         or securities dealer submit        the close of business on the New York Stock Exchange and
                         your purchase order                received by the Distributor from the securities dealer
                                                            within thirty minutes after the close of business on the New
                                                            York Stock Exchange will be priced at the net asset value
                                                            determined that day.
                                                            Purchase orders received after that time will be priced at the net asset value determined on the next business day. The
                                                            Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain securities dealers may charge a fee to process a purchase. For example, the fee
                                                            charged by Merrill Lynch, Pierce, Fenner & Smith
                                                            Incorporated is currently $5.35. The fees charged by other securities dealers may be higher or lower.
                         -----------------------------------------------------------------------------------------------
                         Or contact the Transfer Agent      Instead of purchasing through a financial consultant or
                                                            securities dealer, you can purchase shares of the Fund by
                                                            mailing a purchase order directly to the Transfer Agent at the address on the inside back cover of this Prospectus.
------------------------------------------------------------------------------------------------------------------------
ADD TO YOUR              Purchase additional shares         The minimum investment for additional purchases is $100 for
INVESTMENT                                                  all accounts except:
                                                            - $50 for certain fee-based programs
                                                            - $1 for retirement plans
                                                            (The minimums for additional purchases may be waived under certain circumstances.)
                         -----------------------------------------------------------------------------------------------
                         Acquire additional shares          All dividends and capital gains distributions are
                         through the automatic dividend     automatically reinvested without a sales charge.
                         reinvestment plan
                         -----------------------------------------------------------------------------------------------
                         Participate in the automated       You may automatically invest a specific amount in the Fund
                         investment plan                    on a periodic basis through your securities dealer:
                                                            - The current minimum for such automatic investments is $50.
                                                            The minimum may be waived or revised under certain
                                                              circumstances.
------------------------------------------------------------------------------------------------------------------------

MERCURY PAN-EUROPEAN GROWTH FUND                                             25

[ACCOUNT CHOICES LOGO]

Account Choices

  IF YOU WANT TO                  YOUR CHOICES                         INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
TRANSFER SHARES TO       Transfer to a participating        To transfer your shares of the Fund to another securities
ANOTHER SECURITIES       securities dealer                  dealer, authorized dealer agreements must be in place
DEALER                                                      between the Distributor and the transferring securities
                                                            dealer and the Distributor and the receiving securities
                                                            dealer. All shareholder services will be available for all transferred shares. All future trading of these shares must be coordinated by the receiving securities dealer.
                         -----------------------------------------------------------------------------------------------
                         Transfer to a non-participating    You cannot transfer your shares of the Fund to a securities
                         securities dealer                  dealer that does not have an authorized dealer agreement
                                                            with the Distributor.
                                                            You must either:
                                                            - Transfer your shares to an account with the Transfer
                                                            Agent; or
                                                            - Sell your shares.
------------------------------------------------------------------------------------------------------------------------
SELL YOUR SHARES         Have your financial consultant     To ensure that your sales order will be priced at the net
                         or securities dealer submit        asset value on the day of your request, you must submit your
                         your sales order                   request to your dealer before that day's close of business on the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund accepts sales orders from dealers on any
                                                            business day until thirty minutes after the close of
                                                            business on the New York Stock Exchange (meaning that the
                                                            request must be received from the dealer by 4:30 p.m.
                                                            Eastern time on most days, and earlier on a few days). Any sales order request received from a dealer after that time will be priced at the close of business on the next business day.
                                                            Certain securities dealers may charge a fee to process a
                                                            sale of shares. For example, the fee charged by Merrill
                                                            Lynch, Pierce, Fenner & Smith, Incorporated is currently
                                                            $5.35. The fees charged by other securities dealers may be higher or lower.
                                                            The Fund may reject an order to sell shares under certain
                                                            circumstances.
                         -----------------------------------------------------------------------------------------------
                         Sell through the Transfer Agent    You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this Prospectus. All shareholders on the account must
                                                            sign the letter and signatures must be guaranteed. Depending on the type of account and/or type of distribution, certain additional documentation may be required. The Transfer Agent will normally mail sale proceeds within seven days following receipt of a properly completed request. If you make a sales order request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your proceeds. This delay usually will not exceed
                                                            ten days.
------------------------------------------------------------------------------------------------------------------------

26                                              MERCURY PAN-EUROPEAN GROWTH FUND

[ACCOUNT CHOICES LOGO]

Account Choices

  IF YOU WANT TO                  YOUR CHOICES                         INFORMATION IMPORTANT FOR YOU TO KNOW
------------------------------------------------------------------------------------------------------------------------
SELL SHARES              Participate in the Fund's          You can generally arrange through your selected dealer for
SYSTEMATICALLY           Systematic Redemption Program      systematic sales of shares of a fixed dollar amount on a
                                                            monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. You must have dividends and other distributions automatically reinvested. For Class B
                                                            and C shares your total annual withdrawals cannot be more
                                                            than 10% of the value of your shares at the time the Program is established. The deferred sales charge is waived for
                                                            systematic sales of shares. Ask your financial consultant
                                                            for details.
------------------------------------------------------------------------------------------------------------------------
EXCHANGE YOUR            Select the fund into which you     You can exchange your shares of the Fund for shares of other
SHARES                   want to exchange. Be sure to       Mercury mutual funds or for shares of the Summit Cash
                         read that fund's prospectus        Reserves Fund. You must have held the shares used in the
                                                            exchange for at least 15 calendar days before you can
                                                            exchange to another fund.
                                                            Each class of Fund shares is generally exchangeable for
                                                            shares of the same class of another Mercury fund. If you own
                                                            Class I or Class A shares and wish to exchange into Summit, you will exchange into Class A shares of Summit. Class B or
                                                            Class C shares can be exchanged for Class B shares of
                                                            Summit.
                                                            Some of the Mercury mutual funds may impose a different
                                                            initial or deferred sales charge schedule. If you exchange
                                                            Class I or Class A shares for shares of a fund with a higher initial sales charge than you originally paid, you may be
                                                            charged the difference at the time of exchange. If you
                                                            exchange Class B or Class C shares for shares of a fund with a different deferred sales charge schedule, the higher
                                                            schedule will apply. The time you hold Class B or Class C
                                                            shares in both funds will count when determining your
                                                            holding period for calculating a deferred sales charge at
                                                            redemption. Your time in both funds will also count when
                                                            determining the holding period for a conversion from Class B to Class A shares.
                                                            Although there is currently no limit on the number of
                                                            exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
------------------------------------------------------------------------------------------------------------------------

MERCURY PAN-EUROPEAN GROWTH FUND                                             27

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Account Choices

NET ASSET VALUE -- the market value in U.S. dollars of a Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------

When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the one calculated after your purchase or redemption order is received. Net asset value is generally calculated by valuing each security at its closing price for the day. Many of the Fund's investments are traded on non-U.S. securities exchanges that close many hours before the New York Stock Exchange. Events that could affect securities prices that occur between these times normally are not reflected in the Fund's net asset value. Non-U.S. securities sometimes trade on days that the New York Stock Exchange is closed. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. If an event occurs after the close of a non-U.S. exchange that is likely to significantly affect the Fund's net asset value, "fair value" pricing may be used. This means that the Fund may value its foreign holdings at prices other than their last closing prices, and the Fund's net asset value will reflect this. Securities and assets for which market quotations are not readily available are also valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Generally, Class I shares will have the highest net asset value, because that class has the lowest expenses, and Class A shares will have a higher net asset value than Class B or Class C shares. Also, dividends paid on Class I and Class A shares will generally be higher than dividends paid on Class B and Class C shares because Class I and Class A shares have lower expenses.

28                                              MERCURY PAN-EUROPEAN GROWTH FUND

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Account Choices

DIVIDENDS -- income paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

DISTRIBUTIONS -- capital gains paid to shareholders. Distributions may be reinvested in the Fund as they are paid.

FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Mercury or an affiliate of Mercury, or by selected dealers that have an agreement with Mercury, you may be able to buy Class I shares at net asset value, including through exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into the Summit fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class A shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial consultant or your selected dealer.

DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------

The Fund will distribute any net investment income and any net realized long or short-term capital gains at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. DIVIDENDS and DISTRIBUTIONS may be reinvested automatically in shares of the Fund at net asset value without a sales charge or taken in cash. If your account is with a securities dealer that has an agreement with the Fund, contact your financial consultant about which option you would like. If your account is with the Transfer Agent, and you would like to receive dividends and distributions in cash, contact the Transfer Agent.


MERCURY PAN-EUROPEAN GROWTH FUND                                              29

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Account Choices

"BUYING A DIVIDEND"

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend or distribution. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Before investing you may want to consult your tax advisor.

You will pay tax on dividends and distributions from the Fund whether you receive them in cash or additional shares.

If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax.

The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains distributions may be taxable at different rates depending on the length of time the Fund has held the assets sold.

The Fund expects to make an election that will require you to include in income your share of foreign withholding taxes paid by the Fund. You will be entitled to treat these taxes as taxes paid by you, and therefore, deduct such taxes in computing your taxable income or, in some cases, to use them as foreign tax credits against the U.S. income taxes you otherwise owe.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.


30                                              MERCURY PAN-EUROPEAN GROWTH FUND

[THE MANAGEMENT TEAM LOGO]

The Management Team

MASTER/FEEDER STRUCTURE
--------------------------------------------------------------------------------

Unlike many other mutual funds, which directly buy and manage their own portfolio securities, the Fund seeks to achieve its investment objectives by investing all its assets in the corresponding Portfolio of the Mercury Asset Management Master Trust. Investors in the Fund will acquire an indirect interest in the underlying Portfolio.

Other "feeder" funds may also invest in the "master" Portfolio. This structure may enable the Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the master from different feeders may offset each other and produce a lower net cash flow.

The Fund may withdraw from the Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund's assets directly.

Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than the Fund over the operations of the Portfolio.

Whenever the Portfolio holds a vote of its feeder funds, the Fund will pass the vote through to its own shareholders.

MERCURY PAN-EUROPEAN GROWTH FUND                                              31

[THE MANAGEMENT TEAM LOGO]

The Management Team

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Mercury Asset Management International Ltd. manages the underlying Portfolio's investments under the overall supervision of the Board of Trustees of the Mercury Asset Management Master Trust. The investment adviser has the responsibility for making all investment decisions for the Fund.

The senior investment professionals in the group that have managed the Fund's portfolio since the Fund started operations include:

Simon Flood, Director of Mercury Asset Management. He has been employed as an investment professional by the investment adviser since 1989.

Samuel Joab, Associate Director of Mercury Asset Management. He has been employed as an investment professional by the investment adviser since 1992.

Michel Legros, Director of Mercury Asset Management. He has been employed as an investment professional by the investment adviser and its affiliates since 1991.

Andreas Utermann, Director of Mercury Asset Management. He has been employed as an investment professional by the investment adviser since 1990. Mr. Utermann is primarily responsible for the day-to-day management of the Fund.

Charlotte Winther has been employed as an investment professional by the investment adviser since 1998. Ms. Winther was employed at Unibank Asset Management from 1989 to 1998.

Mercury and its affiliates manage portfolios with over $489.3 billion in assets (as of June 1998) for individuals and institutions seeking investments worldwide. This amount includes assets managed for its affiliates. The management agreement between the Trust and the investment adviser gives the investment adviser the responsibility for making all investment decisions.

32                                              MERCURY PAN-EUROPEAN GROWTH FUND

[THE MANAGEMENT TEAM LOGO]

The Management Team

The investment adviser is paid at the rate of 0.75% of the Portfolio's average daily net assets.

The investment adviser has hired Fund Asset Management, L.P., an affiliate, to manage daily cash assets. The Fund does not pay any incremental fee for this service, although Mercury may make payments to Fund Asset Management, L.P. See "Fees and Expenses" under "Fund Facts" for information about the fees paid to Mercury Asset Management and its affiliates.

The Fund does not have an investment adviser, since the Fund's assets will be invested in its corresponding Portfolio. Fund Asset Management, L.P. provides administrative services to the Fund.

A NOTE ABOUT YEAR 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the investment adviser or other Fund service providers do not properly address this problem before January 1, 2000. The investment adviser expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the administrator that they also expect to resolve the Year 2000 Problem, and the administrator will continue to monitor the situation as the year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the companies in which the Fund invests, and this could hurt the Fund's investment returns.

MERCURY PAN-EUROPEAN GROWTH FUND                                              33

[THE MANAGEMENT TEAM LOGO]

The Management Team

FUND
Mercury Pan-European Growth Fund
of Mercury Asset Management Funds, Inc.
P.O. Box 9011
Princeton, New Jersey 08543-9011

INVESTMENT ADVISER
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR AND SUB-ADVISER
Fund Asset Management, L.P.
800 Scudders Mill Road
Plainsboro, New Jersey 08536

TRANSFER AGENT
Financial Data Services, Inc.
P.O. Box 45289
Jacksonville, Florida 32232-5289
(888-763-2260)

INDEPENDENT AUDITORS
Deloitte & Touche LLP
117 Campus Drive
Princeton, New Jersey 08540-6400

DISTRIBUTOR
Mercury Funds Distributor,
a division of Princeton Funds Distributor, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

COUNSEL
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, New York 10022

MERCURY PAN-EUROPEAN GROWTH FUND

[TO LEARN MORE LOGO]

To Learn More

SHAREHOLDER REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the relevant market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling 1-888-763-2260.

If you hold your Fund shares through a brokerage account or directly at the Transfer Agent, you may receive only one copy of each shareholder report and certain other mailings regardless of the number of Fund accounts you have. If you prefer to receive separate shareholder reports for each account (or if you are receiving multiple copies and prefer to receive only one), call your financial consultant or, if none, write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and brokerage or mutual fund account number. If you have any questions, please call your financial consultant or the Transfer Agent at 1-888-763-2260.

STATEMENT OF ADDITIONAL
INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this Prospectus). You may request a free copy by writing or calling the Fund at the address and telephone number indicated above.

Contact your financial consultant or the Fund at the telephone number or address indicated on the inside back cover of this Prospectus if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet Site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Investment Company Act File #811-08797.

CODE #19034-0898
(C) Mercury Asset Management International Ltd.


Mercury
     Pan-European Growth Fund
     OF MERCURY ASSET MANAGEMENT FUNDS, INC.

[MERCURY ARTWORK]

     PROSPECTUS - AUGUST 14, 1998



[MERCURY ASSET MANAGEMENT LOGO]

                      STATEMENT OF ADDITIONAL INFORMATION

                        MERCURY PAN-EUROPEAN GROWTH FUND
                    of Mercury Asset Management Funds, Inc.

                P.O. Box 9011, Princeton, New Jersey 08543-9011
                            Phone No. (888) 763-2260

                            ------------------------

     Mercury Pan-European Growth Fund (the "Fund") is a series of Mercury Asset Management Funds, Inc. (the "Corporation" or "Mercury"). The Fund is an open-end diversified investment company (commonly known as a mutual fund). The investment objective of the Fund is long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located in Europe. The Fund will seek to achieve its investment objective by investing all of its assets in Mercury Master Pan-European Growth Portfolio (the "Portfolio"), which is the portfolio of Mercury Asset Management Master Trust (the "Trust") that has the same investment objective as the Fund. The Fund's investment experience will correspond directly to the investment experience of the Portfolio. There can be no assurance that the investment objective of the Fund will be achieved.

     The Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. This permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. The Fund's distributor is Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc.

                            ------------------------

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated August 14, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling the Fund at 1-888-763-2260 or your financial consultant, or by writing to the address listed above. This Statement of Additional Information incorporates by reference the Prospectus.

       MERCURY ASSET MANAGEMENT INTERNATIONAL LTD. -- INVESTMENT ADVISER
                    MERCURY FUNDS DISTRIBUTOR -- DISTRIBUTOR

                            ------------------------

    The date of this Statement of Additional Information is August 14, 1998.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Objectives and Policies..........................    2
  Investment Restrictions...................................    9
Management of the Fund......................................   11
  Directors and Officers....................................   11
  Compensation of Directors/Trustees........................   12
  Administration Arrangements...............................   13
  Management and Advisory Arrangements......................   14
  Code of Ethics............................................   15
Purchase of Shares..........................................   15
  Initial Sales Charge Alternatives--Class I and Class A
     Shares.................................................   16
  Reduced Initial Sales Charges.............................   16
  Distribution Plans........................................   18
  Limitations on the Payment of Deferred Sales Charges......   19
Redemption of Shares........................................   20
  Redemption................................................   20
  Repurchase................................................   20
  Reinstatement Privilege--Class I and Class A Shares.......   21
  Deferred Sales Charges--Class B and Class C Shares........   21
Portfolio Transactions and Brokerage........................   22
Determination of Net Asset Value............................   23
Shareholder Services........................................   25
  Investment Account........................................   25
  Automated Investment Plan.................................   25
  Automatic Dividend Reinvestment Plan......................   26
  Systematic Redemption Program.............................   26
  Retirement Plans..........................................   27
  Exchange Privilege........................................   27
  Fee-Based Programs........................................   28
Dividends, Distributions and Taxes..........................   28
  Dividends and Distributions...............................   28
  Taxes.....................................................   29
  Tax Treatment of Options and Futures Transactions.........   31
  Other Tax Matters.........................................   31
Performance Data............................................   32
General Information.........................................   32
  Description of Shares.....................................   32
  Computation of Offering Price Per Share...................   34
  Independent Auditors......................................   34
  Custodian.................................................   34
  Transfer Agent............................................   34
  Legal Counsel.............................................   34
  Reports to Shareholders...................................   35
  Additional Information....................................   35
Independent Auditors' Report................................   36
Financial Statements........................................   37
Appendix A..................................................  A-1
Appendix B..................................................  B-1

CODE # 19035-0898
(C) Mercury Asset Management International Ltd.

                       INVESTMENT OBJECTIVES AND POLICIES

     The goal (that is, the investment objective) of the Fund is long-term capital growth through investments primarily in a diversified portfolio of equity securities of companies located in Europe. This is a fundamental policy and cannot be changed without shareholder approval. Reference is made to "How the Fund Invests" in the Prospectus for a discussion of the investment objective and policies of the Fund.

     The Fund will seek to achieve its investment objective by investing all of its assets in the Portfolio, which is a portfolio of the Trust that has the same investment objective as the Fund. The Fund's investment experience and results will correspond directly to the investment experience of the Portfolio. Thus, all investments will be made at the level of the Portfolio. For simplicity, however, with respect to investment objective, policies and restrictions, this Statement of Additional Information, like the Prospectus, uses the term "Fund" to include the underlying Portfolio in which the Fund invests. Reference is made to the discussion under "How the Fund Invests" and "Investment Risks" in the Prospectus for information with respect to the Fund's and the Portfolio's investment objective and policies. There can be no guarantee that the Fund's investment objective will be achieved.

     For purposes of the Fund's investment objective, an issuer ordinarily will be considered to be located in the country under the laws of which it is organized or where the primary trading market of its securities is located. The Fund, however, may consider a company to be located in a country, without reference to its domicile or to the primary trading market of its securities, when at least 50% of its non-current assets, capitalization, gross revenues or profits in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in such country. The Fund also may consider closed-end investment companies to be located in the country or countries in which they primarily make their portfolio investments.

     While it is the policy of the Fund generally not to engage in trading for short-term gains, Mercury Asset Management International Ltd. ("Mercury International" or the "Investment Adviser") will effect portfolio transactions without regard to holding period if, in its judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions.

     The U.S. Government has from time to time in the past imposed restrictions, through taxation and otherwise, on non-U.S. investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective or fundamental policies to determine whether changes are appropriate. Any changes in the investment objective or fundamental policies set forth under "Investment Restrictions" below would require the approval of the holders of a majority of the Fund's outstanding voting securities.

     The Fund's ability and decisions to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Under present conditions, the Investment Adviser does not believe that these considerations will have any significant effect on its portfolio strategy, although there can be no assurance in this regard.

     The Fund may invest in the securities of non-U.S. issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of non-U.S. issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. However, they would generally be subject to the same risks as the securities into which they may be converted (as more fully described in the Prospectus and below). ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a non-U.S. corporation. EDRs are receipts issued in Europe that evidence a similar ownership arrangement. GDRs are receipts issued throughout the world that evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradeable both in the United States and Europe and are designed for use throughout the world. The

Fund may invest in unsponsored ADRs, EDRs and GDRs. The issuers of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States, and therefore, there may be no correlation between such information and the market value of such securities.

     The Fund's investment objective and policies are described in "How the Fund Invests" in the Prospectus. Certain types of securities in which the Fund may invest and certain investment practices that the Fund may employ are discussed more fully below.

     International Investing. International investments involve certain risks not typically involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the existence or possible imposition of exchange controls or other U.S. or non-U.S. governmental laws or restrictions applicable to such investments. Securities prices in different countries are subject to different economic, financial and social factors. Because the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand in the foreign exchange markets. These forces are, in turn, affected by international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. With respect to certain countries, there may be the possibility of expropriation of assets, confiscatory taxation, high rates of inflation, political or social instability or diplomatic developments that could affect investments in those countries. In addition, certain non-U.S. investments may be subject to non-U.S. withholding taxes. As a result, management of the Fund may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country.

     For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU establishes a single common European currency (the "euro") that will be introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU is scheduled to take effect for the initial EMU participants as of January 1, 1999, and will be implemented over the weekend January 1, 1999 through January 3, 1999 ("conversion weekend"). Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) will be redenominated in the euro, and thereafter, will be listed, traded, and make dividend and other payments only in euros.

     No assurance can be given that EMU will take effect, that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be implemented, will be implemented but not completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which would diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time after the conversion weekend by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

     In addition, computer, accounting, and trading systems must be capable of recognizing the euro as a distinct currency immediately after the conversion weekend. Like other investment companies and business organizations, the Fund could be adversely affected if the computer, accounting, and trading systems used by the Investment Adviser, the Fund's service providers, or other entities with which the Fund or its service providers do business do not properly address this issue prior to January 4, 1999.

     Most of the securities held by the Fund will not be registered with the Commission nor will the issuers thereof be subject to the Commission's reporting requirements. Accordingly, there may be less publicly available information about a non-U.S. company than about a U.S. company, and non-U.S. companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

     Non-U.S. financial markets, while generally growing in trading volume, typically have substantially less volume than U.S. markets, and securities of many non-U.S. companies are less liquid and their prices more volatile than securities of comparable domestic companies. The non-U.S. markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon and could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Brokerage commissions and other transaction costs on non-U.S. securities exchanges are generally higher than in the United States. In some non-U.S. countries, there is less governmental supervision and regulation of exchanges, brokers and issuers than there is in the United States.

     A number of non-U.S. countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund may invest up to 10% of its total assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively-traded securities. The Investment Company Act limits the Fund's ability to invest in any equity security of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities" as defined by the rules thereunder. These provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

     As described above, the Fund will invest in a diversified array of non-U.S. countries. The securities markets of many countries have at times in the past moved relatively independently of one another due to different economic, financial, political and social factors. When such lack of correlation or negative correlation in movements of these securities markets occurs, it may reduce risk for the Fund's portfolio as a whole. This negative correlation also may offset unrealized gains the Fund has derived from movements in a particular market. To the extent the various markets move independently, total portfolio volatility is reduced when the various markets are combined into a single portfolio. Of course, movements in the various securities markets may be offset by changes in foreign currency exchange rates, where the different markets are denominated in different currencies. Exchange rates frequently move independently of securities markets in a particular country. As a result, gains in a particular securities market may be affected by changes in exchange rates.

     Investment in Emerging Markets. The Fund has the ability to invest in the securities of issuers domiciled in various countries with emerging capital markets. Specifically, an "emerging market country" is any country that the World Bank, the International Finance Corporation, the United Nations or its authorities has determined to have a low or middle income economy. The Fund will invest in countries with emerging capital markets in Eastern Europe.

     Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks not involved in investments in securities of issuers in more developed capital markets, such as
(i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gain taxes on foreign investors.

     Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

     Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

     Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

     In Russia, for example, registrars are not subject to effective government supervision nor are they always independent from issuers. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists, which along with other factors could result in the registration being completely lost. Therefore, investors should be aware that the Fund would absorb any loss resulting from these registration problems and may have no successful claim for compensation. Some of these concerns may also exist in other emerging capital markets.

     Debt Securities. The Fund may hold convertible debt securities, non-convertible securities and preferred securities. The Fund has established no rating criteria for the debt securities in which it may invest. Therefore, the Fund may invest in debt securities either (a) rated in one of the top four rating categories by a nationally recognized statistical rating organization or unrated but in the Investment Adviser's judgment, possess similar credit characteristics ("investment grade securities") or (b) rated below the top four rating categories or that, are unrated but in the Investment Adviser's judgment, possess similar credit characteristics ("high yield securities"). The Investment Adviser considers ratings as one of several factors in its independent credit analysis of issuers.

     Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. High yield securities tend to be more volatile than higher rated fixed income securities and adverse economic events may have a greater impact on the prices of high yield securities than on higher rated fixed income securities. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holder of high yield securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     High yield securities frequently have call or redemption features that would permit the issuer to repurchase such securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income for the Fund and dividends to shareholders.

     The Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent that a secondary trading market for high yield securities does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many high yield securities only from a limited number of dealers and may not necessarily represent firm bids of such dealer or prices for actual sales.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of high yield securities, particularly in a thinly traded market. To the extent the Fund holds high yield securities, factors adversely affecting the market value of high yield securities are likely to adversely affect the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

     Borrowing. The Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), and may borrow up to an additional 5% of its total assets for temporary purposes. The Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and may purchase securities on margin to the extent permitted by applicable law. Subject to these limits, the Fund may use borrowing to enable it to meet redemptions. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Fund. Such leveraging increases the Fund's exposure to capital risk. See "Investment Restrictions" below.

     Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

     The Fund may invest in securities that are "restricted securities." Restricted securities have contractual or legal restrictions on their resale and include "private placement" securities that the Fund may buy directly from the issuer. Restricted securities may be neither listed on an exchange nor traded in other established markets. Privately placed securities may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be more difficult to value than publicly traded securities and may be less liquid, or illiquid, and therefore may be subject to the risks associated with illiquid securities, as described in the preceding paragraph. Some restricted securities, however, may be liquid. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

     Other Special Considerations. The Fund may also make short-term investments, purchase high quality bonds or buy or sell derivatives, to reduce exposure to equity securities when the Fund believes it is advisable to do so (on a temporary defensive basis). Short-term investments and temporary defensive positions may limit the potential for growth in the value of the shares of the Fund.

     Sovereign Debt. The Fund may invest more than 5% of its assets in debt obligations ("sovereign debt") issued or guaranteed by non-U.S. governments or their agencies and instrumentalities ("governmental entities"). Investment in sovereign debt may involve a high degree of risk that the governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. In certain countries, governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

     Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which a governmental entity has defaulted may be collected in whole or in part.

     The sovereign debt instruments in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield/high risk securities discussed above and are subject to many of the same risks as such securities. Similarly, the Fund may have difficulty disposing of certain sovereign debt obligations because there may be a thin trading market for such securities.

     Securities Lending. The Fund may lend securities with a value not exceeding 33 1/3% of its total assets. In return, the Fund receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the U.S. Government. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund's portfolio is increased by loans of its portfolio securities. The Fund may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

     Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This insulates the Fund from fluctuations in the market value of the underlying security during such period, although, to the extent the repurchase agreement is not denominated in U.S. dollars, the Fund's return may be affected by currency fluctuations. The Fund may not invest more than 15% of its total assets in repurchase agreements maturing in more than seven days (together with other illiquid securities). Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under such a repurchase agreement, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

     Warrants. The Fund may invest in warrants, which are securities permitting, but not obligating, the warrant holder to subscribe for other securities. Buying a warrant does not make the Fund a shareholder of the underlying stock. The warrant holder has no right to dividends or votes on the underlying stock. A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

     When-Issued Securities and Forward Commitments. The Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction. The Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions. When the Fund is purchasing securities in these transactions, the Fund maintains a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an amount equal to the amount of its purchase commitments.

     There can be no assurance that a security purchased on a when-issued basis will be issued, or a security purchased or sold through a forward commitment will be delivered. The value of securities in these transactions on the delivery date may be more or less than the Fund's purchase price. The Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciate in the value of the security during the commitment period.

     Standby Commitment Agreements. The Fund may enter into standby commitment agreements. These agreements commit the Fund, for a stated period of time, to purchase a stated amount of securities which may be issued and sold to the Fund at the option of the issuer. The price of the security is fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued. The Fund will enter into such agreements for the purpose of investing in the security underlying the commitment at a price that is considered advantageous to the Fund. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of securities subject to such commitments, together with the value of portfolio securities subject to legal restrictions on resale that affect their marketability, will not exceed 15% of its net assets taken at the time of the commitment. The Fund will maintain a segregated account with its custodian of cash, cash equivalents, U.S. Government securities or other liquid securities in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from an appreciation in the value of the security during the commitment period.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security thereafter will be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

INVESTMENT RESTRICTIONS

     The Corporation has adopted the following restrictions and policies relating to the investment of the Fund's assets and its activities. The fundamental restrictions set forth below may not be changed with respect to the Fund without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Provided that none of the following restrictions shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure), the Fund may not:

          1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          3. Make investments for the purpose of exercising control or management. Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management.

          4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

          5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in governmental obligations, commercial paper, pass-through instruments, certificates of deposit, bankers' acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

          6. Issue senior securities to the extent such issuance would violate applicable law.

          7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          8. Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

          9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     The Trust has adopted investment restrictions substantially identical to the foregoing, which are fundamental policies of the Trust and may not be changed with respect to the Portfolio without the approval of the holders of a majority of the interests of the Portfolio.

     In addition, the Corporation has adopted non-fundamental restrictions that may be changed by the Board of Directors without shareholder approval. Like the fundamental restrictions, none of the nonfundamental restrictions, including but not limited to restriction (a) below, shall prevent the Fund from investing all of its assets in shares of another registered investment company with the same investment objective (in a master/feeder structure). Under the non-fundamental investment restrictions, the Fund may not:

          (a) Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the "fund of funds" provisions) of the Investment Company Act, at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

          (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

          (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities that the Directors of the Corporation have otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act (which are restricted securities that can be resold to qualified institutional buyers, but not to the general public) and determined to be liquid by the Directors are not subject to the limitations set forth in this investment restriction.

     The Trust has adopted investment restrictions substantially identical to the foregoing, which are nonfundamental policies of the Trust and may be changed with respect to any Portfolio by the Trustees.

     The staff of the Commission has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Corporation and Trust have adopted an investment policy pursuant to which neither the Portfolio nor the Fund will purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding that are held by the Fund or Portfolio, the market value of the underlying securities covered by OTC call options currently outstanding that were sold by the Fund or Portfolio and margin deposits on the Fund or Portfolio's existing OTC options on futures contracts exceeds 15% of the total assets of the Fund or Portfolio taken at market value, together with all other assets of the Fund or Portfolio that are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund or Portfolio to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and if the Fund or Portfolio has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund or Portfolio will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying securities minus the option's strike price). The repurchase price with the primary dealers is typically a formula price that is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund or Portfolio and may be amended by the Trustees or the Directors without the approval of the shareholders. However, the Directors or Trustees will not change or modify this policy prior to the change or modification by the Commission staff of its position.

     Portfolio securities of the Portfolio and the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, general partners, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.

     Because of the affiliation of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") with the Investment Adviser and Fund Asset Management, L.P. ("FAM" or the "Administrator"), the Fund and Portfolio are prohibited from engaging in certain transactions involving Merrill Lynch, the Investment Adviser, or any of its affiliates, except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Rule 10f-3 under the Investment Company Act sets forth conditions under which the Fund and Portfolio may purchase from an underwriting syndicate of which Merrill Lynch is a member.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Directors of the Corporation consist of six individuals, four of whom are not "interested persons" of the Corporation as defined in the Investment Company Act. The same individuals serve as Trustees of the Trust. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act. Information about the Directors and executive officers of the Corporation, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     Jeffrey M. Peek (51) -- Director and President(1)(2) -- President of MLAM and FAM since 1997; President and Director of Princeton Services, Inc. since 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1997; Co-Head of Merrill Lynch Investment Banking Division from March 1997 to December 1997; Director of Merrill Lynch Global Securities Research and Economics Division from 1995 to 1997; Head of Merrill Lynch Global Industries Group from 1993 to 1995.

     Terry K. Glenn (56) -- Director and Executive Vice
President(1)(2) -- Executive Vice President of MLAM and FAM since 1983; Executive Vice President and Director of Princeton Services, Inc. since 1993; President of Princeton Funds Distributor, Inc. since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     David O. Beim (58) -- Director -- 410 Uris Hall, Columbia University, New York, New York 10027. Professor at Columbia University since 1991; Chairman of Outward Bound USA since 1997; Chairman of Wave Hill, Inc. since 1980.

     James T. Flynn (57) -- Director(2) -- 340 East 72nd Street, New York, New York 10021. Chief Financial Officer of J.P. Morgan & Co. Inc. from 1990 to 1995 and an employee of J.P. Morgan in various capacities from 1967 to 1995.

     W. Carl Kester (45) -- Director(2) -- Harvard Business School, Morgan Hall 393, Soldiers Field, Boston, Massachusetts 02163. James R. Williston Professor of Business Administration of Harvard University Graduate School of Business since 1997; MBA Class of 1958 Professor of Business Administration of Harvard University Graduate School of Business Administration from 1981 to 1997; Independent Consultant since 1978.

     Karen P. Robards (48) -- Director -- Robards & Company, 173 Riverside Drive, New York, New York 10024. President of Robards & Company, a financial advisory firm, for more than five years; Director of Enable Medical Corp. since 1996. Director of Cine Muse Inc. since 1996.

     Peter John Gibbs (40) -- Senior Vice President -- 33 King William Street, London, EC4R 9AS, England. Chairman of Mercury Asset Management International Ltd. since 1998; Director of Mercury Asset Management Ltd since 1993; Director of Mercury Asset Management International Channel Islands Ltd.

     Gerald M. Richard (48) -- Treasurer -- Senior Vice President and Treasurer of MLAM and FAM since 1984; Senior Vice President and Treasurer of Princeton Services, Inc. 1993; Vice President of Princeton Funds Distributor, Inc. since 1981 and Treasurer thereof since 1984.

     Donald C. Burke (38) -- Vice President -- First Vice President of MLAM and FAM since 1997 and Director of Taxation thereof since 1990; Vice President of MLAM and FAM from 1990 to 1997.

     Robert E. Putney, III (38) -- Secretary -- Director (Legal Advisory) of MLAM and Princeton Administrators, L.P. since 1997; Vice President of MLAM from 1994 to 1997; Vice President of Princeton Administrators, L.P. from 1996 to 1997; Attorney with MLAM from 1991 to 1994.
---------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Director or officer is a trustee, director or officer of other investment companies for which the Investment Adviser, or the Fund's sub-adviser and administrator, FAM, or their affiliates, acts as investment adviser.

     As of the date of this Statement of Additional Information, the officers and Directors of the Corporation as a group (ten persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.

COMPENSATION OF DIRECTORS/TRUSTEES

     The Corporation and the Trust expect to pay each Director/Trustee not affiliated with the Investment Adviser or FAM or with an affiliate of the Investment Adviser or FAM (each a "non-affiliated Director/Trustee"), for service to the Fund and the Portfolio, a fee of $2,500 per year plus $250 per in-person meeting attended, together with such individual's actual out-of-pocket expenses relating to attendance at meetings. The Corporation and the Trust also expect to compensate members of the Audit and Nominating Committee, which consists of all of the non-affiliated Directors/Trustees, at the rate of $1,000 annually.

     The following table sets forth the aggregate compensation the Corporation and the Trust expect to pay to the non-affiliated Directors/Trustees for their first full fiscal year and the aggregate compensation paid by all investment companies advised by Mercury International, FAM, or their affiliates ("Mercury and Affiliates-Advised Funds") to the non-affiliated
Directors/Trustees for the calendar year ended December 31, 1997.

                                                                                    TOTAL COMPENSATION FROM
                                                            PENSION OR RETIREMENT     FUND/PORTFOLIO AND
                                                             BENEFITS ACCRUED AS          MERCURY AND
                                                                   PART OF            AFFILIATES-ADVISED
                                   AGGREGATE COMPENSATION      FUND/PORTFOLIO            FUNDS PAID TO
    NAME OF DIRECTOR/TRUSTEE        FROM FUND/PORTFOLIO           EXPENSES           DIRECTORS/TRUSTEES(1)
    ------------------------       ----------------------   ---------------------   -----------------------
David O. Beim....................           None                    None                       None
James T. Flynn...................           None                    None                    $36,000
W. Carl Kester...................           None                    None                    $36,000
Karen P. Robards.................           None                    None                       None

---------------
(1) In addition to the Corporation and the Trust, the Directors/Trustees served on other Mercury and Affiliates-Advised Funds as follows: Mr. Beim (no registered investment companies); Mr. Flynn (2 registered investment companies consisting of 6 portfolios); Mr. Kester (2 registered investment companies consisting of 6 portfolios); and Ms. Robards (no registered investment companies).

The Directors of the Corporation and the Trustees of the Trust may be eligible for reduced sales charges on purchases of Class I shares. See "Reduced Initial Sales Charges -- Purchase Privileges of Certain Persons."

ADMINISTRATION ARRANGEMENTS

     The Corporation on behalf of the Fund has entered into an administration agreement with FAM as Administrator (the "Administration Agreement"). The Administrator receives for its services to the Fund monthly compensation at the annual rate of 0.25% of the average daily net assets of the Fund.

     The Administration Agreement obligates the Administrator to provide certain administrative services to the Corporation and the Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Corporation. The Administrator is also obligated to pay, or cause its affiliate to pay, the fees of those Officers, Directors and Trustees who are affiliated persons of the Administrator or any of its affiliates. The Corporation pays, or causes to be paid, all other expenses incurred in the operation of the Corporation and the Fund (except to the extent paid by Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc. ("MFD" or the "Distributor")), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and prospectuses and statements of additional information, charges of the Custodian, any Sub-custodian and Financial Data Services, Inc. (the "Transfer Agent"), expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Directors who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Corporation or the Fund. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of its shares. Accounting services are provided to the Corporation and Fund by the Administrator, and the Corporation reimburses the Administrator for its costs in connection with such services.

     Duration and Termination. Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from its effective date. Thereafter, it will remain in effect from year to year with respect to the Fund if approved annually (a) by the Board of Directors and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated with respect to the Fund without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

     The Fund invests all of its assets in shares of the Portfolio. Accordingly, the Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the Trust. The Trust on behalf of the Portfolio has entered into an investment advisory agreement with Mercury International as Investment Adviser (the "Advisory Agreement"). As discussed in "The Management Team -- Management of the Fund" in the Prospectus, the Investment Adviser receives for its services to the Portfolio monthly compensation at the annual rate of 0.75% of the average daily net assets of the Portfolio.

     The Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay, or cause its affiliate to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Trust. The Investment Adviser is also obligated to pay, or cause its affiliate to pay, the fees of all Officers, Trustees and Directors who are affiliated persons of the Investment Adviser or any sub-adviser or of an affiliate of the Investment Adviser or any sub-adviser. The Trust pays, or causes to be paid, all other expenses incurred in the operation of the Portfolio and the Trust (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, copies of the Registration Statement, charges of the Custodian, any Sub-custodian and Transfer Agent, expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Investment Adviser or any sub-adviser, or of an affiliate of the Investment Adviser or any sub-adviser, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Trust or the Portfolio. The Distributor will pay certain of the expenses of the Fund incurred in connection with the continuous offering of its shares. Accounting services are provided to the Trust by the Investment Adviser or an affiliate of the Investment Adviser, and the Trust reimburses the Investment Adviser or an affiliate of the Investment Adviser for its costs in connection with such services.

     Securities held by the Portfolio, or other portfolios of the Trust, may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Trust's portfolios or other funds for which it acts as investment adviser or for its advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Mercury International is located at 33 King William Street, London EC4R 9AS, England. Mercury International's intermediate parent company is Mercury Asset Management Group Ltd. a London-based holding company of a group engaged in the provision of investment management and advisory services globally. The ultimate parent of Mercury Asset Management Group Ltd. is ML & Co., a financial services holding company. ML & Co. is a controlling person of Mercury International as defined under the Investment Company Act because of its power to exercise a controlling influence over its management of policies.

     The Investment Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with FAM with respect to the Portfolio, pursuant to which FAM provides investment advisory services with respect to the Portfolio's daily cash assets. The Investment Adviser pays FAM a fee in an amount to be determined from time to time by the Investment Adviser and FAM but in no event in excess of the amount that the Investment Adviser actually receives for providing services to the Trust pursuant to the Advisory Agreement.

     FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. FAM, an affiliate of Mercury International, is a wholly owned subsidiary of ML & Co., a financial services holding company and the parent of Merrill Lynch. ML & Co. and Princeton Services, Inc., the partners of FAM, are "controlling persons" of FAM as defined under the Investment Company Act because of their power to exercise a controlling influence over its management or policies.

     Duration and Termination. Unless earlier terminated as described below, the Advisory Agreement and Sub-Advisory Agreement will each remain in effect for two years from its effective date. Thereafter, they will remain in effect from year to year if approved annually (a) by the Board of Trustees or by a majority of the outstanding shares of the Portfolio and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated with respect to the Portfolio without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Portfolio.

CODE OF ETHICS

     The Board of Trustees of the Trust, the Board of Directors of the Corporation, the Investment Adviser, and FAM have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act (together the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and FAM and, as described below, impose additional, more onerous, restrictions on fund investment personnel. Among other substantive restrictions, the Codes contain reporting and preclearance requirements for employees of the Investment Adviser and FAM and provide for trading "blackout periods" that prohibit trading by decision making access persons (those who recommend or determine which securities transactions the Trust undertakes) of the Trust within periods of trading by the Trust in the same (or equivalent) security.

                               PURCHASE OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the purchase of Fund shares.

     The Fund issues four classes of shares: shares of Class I and Class A are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class I, Class A, Class B and Class C share of the Fund represents an identical interest in the investment portfolio of the Fund, and has the same rights, except that Class A, Class B and Class C shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class A, Class B and Class C shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which the account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution
Plan). Each class has different exchange privileges. See "Shareholder
Services -- Exchange Privilege."

     MFD, an affiliate of the Investment Adviser and of Merrill Lynch, with offices at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 (mailing address: P. O. Box 9081, Princeton, New Jersey 08543-9081) acts as Distributor for the Fund.

     The Corporation has entered into a distribution agreement with the Distributor in connection with the offering of shares of the Fund (the "Distribution Agreement"). The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreement is subject to the same renewal requirements and termination provisions as the Advisory Agreement described above.

     The Corporation reserves the right to suspend the offering of its shares at any time.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS I AND CLASS A SHARES

     Investors choosing the initial sales charge alternatives who are eligible to purchase Class I shares should purchase Class I shares rather than Class A shares because there is an account maintenance fee imposed on Class A shares.

     Eligible Class I Investors. Class I shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class I shares. Investors that currently own Class I shares of the Fund in a shareholder account are entitled to purchase additional Class I shares of the Fund in that account. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class I shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by Mercury or any of its affiliates. Also eligible to purchase Class I shares at net asset value are participants in certain investment programs including certain managed accounts for which a trust institution, thrift, or bank trust department provides discretionary trustee services, certain collective investment trusts for which a trust institution, thrift, or bank trust department serves as trustee, certain purchases made in connection with certain fee-based programs and certain purchases made through certain financial advisers that meet and adhere to standards established by Mercury. In addition, Class I shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees, to members of the Boards of Mercury and Affiliates-Advised investment companies, including the Corporation, and to employees of certain selected dealers.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class I and Class A shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

REDUCED INITIAL SALES CHARGES

     No initial sales charges are imposed upon Class I and Class A shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     Rights of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other Mercury mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class I or Class A shares of the Fund or any other Mercury mutual funds made within a 13-month period starting with the first purchase pursuant to the Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which affiliates of Mercury International provide plan participant record-keeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class I or Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class I and Class A shares of the Fund and of other Mercury mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the execution of such Letter, the difference between the sales charge on the Class I or Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class I or Class A shares equal to five percent of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund ("Summit") into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Purchase Privileges of Certain Persons. Directors of the Corporation and Trustees of the Trust, members of the Boards of other investment companies advised by Mercury International or its affiliates, directors and employees of ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes Mercury International, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.), employees of certain selected dealers, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class I shares of the Fund at net asset value. Under such programs, the Fund realizes economies of scale by providing incentives to a large group of such individuals to invest. Furthermore, the individuals who qualify for these programs are already familiar with the Fund, and, therefore, providing these investment opportunities to such qualified individuals does not increase the expenditures of sales-related expenses.

     Employees and directors or trustees wishing to purchase shares of the Fund must satisfy the Fund's suitability standards.

     Managed Trusts. Class I shares are offered at net asset value to certain trusts to which trust institutions, thrifts, and bank trust departments provide discretionary trustee services.

     Acquisition of Certain Investment Companies. The public offering price of Class A shares may be reduced to the net asset value per Class A share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class A shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objectives and Policies" herein).

     Reductions in or exemptions from the imposition of a sales charge are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class I or Class A shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan and/or the aggregate amount invested by the plan in specified investments. Certain other plans may purchase Class B shares with a waiver of the CDSC upon redemption, based on similar criteria. Such Class B shares will convert into Class A shares approximately ten years after the plan purchases the first share of any Mercury mutual fund. Minimum purchase requirements may be waived or varied for such plans. For additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements, call your plan administrator or your selected dealer.

     Purchases Through Certain Financial Advisers. Reduced sales charges may be applicable for purchases of Class I or Class A shares of the Fund through certain financial advisers that meet and adhere to standards established by Mercury from time to time.

DISTRIBUTION PLANS

     Reference is made to "Account Choices -- Pricing of Shares" in the Prospectus for certain information with respect to separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of the Fund (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     The Distribution Plan for Class A, Class B and Class C shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and selected dealers (pursuant to sub-agreements) in connection with account maintenance activities.

     The Distribution Plan for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and selected dealers (pursuant to sub-agreements) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class I and Class A shares of the Fund in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

     The payments under the Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act, and are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors of the Corporation for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated basis, revenues consist of the account maintenance fees, the distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, the distribution fees and CDSCs and the expenses consist of financial consultant compensation.

     The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and selected dealers in connection with the Class A, Class B and Class C shares, and there is no assurance that the Directors of the Corporation will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares to Class A shares as set forth under "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors") shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares, but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

                              REDEMPTION OF SHARES

     Reference is made to "Account Choices -- How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus for certain information as to the redemption and purchase of Fund shares.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the net asset value of the Fund's shares at such time.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so by tendering the shares directly to the Fund's Transfer Agent, Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as (his) (her) (their) name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (i.e., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for periods during which trading on the New York Stock Exchange (the "NYSE") is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

     The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the net asset value of such shares at such time.

REPURCHASE

     The Fund will also repurchase shares through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, less any applicable CDSC, provided that the request for repurchase is received by the dealer prior to the close of business on the NYSE (generally 4:00 p.m., Eastern time) on the day received and is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day.

     Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE in order to obtain that day's closing price. These repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Certain securities dealers may charge a processing fee to confirm a repurchase of shares. For example, the fee currently charged by Merrill Lynch is $5.35. Fees charged by other securities dealers may be higher or lower. Repurchases made directly through the Fund's Transfer Agent, on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. A shareholder whose order for repurchase is rejected by the Fund, however, may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS I AND CLASS A SHARES

     Shareholders of the Fund who have redeemed their Class I and Class A shares have a privilege to reinstate their accounts by purchasing Class I or Class A shares of the Fund, as the case may be, at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's financial consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

DEFERRED SALES CHARGES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Mercury mutual funds.

     As discussed in the Prospectus under "Account Choices -- Pricing of
Shares -- Class B and C Shares -- Deferred Sales Charge Options," while Class B shares redeemed within six years of purchase are subject to a CDSC under most circumstances, the charge is reduced or waived in certain instances, such as:
(a) any partial or complete redemption in connection with a distribution following retirement under a tax-deferred retirement plan or attaining age
59 1/2 in the case of an IRA or other retirement plan, or part of a series of equal periodic payments (not less frequently than annually) made for life (or life expectancy) or any redemption resulting from the tax-free return of an excess contribution to an IRA (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution);
(b) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers; (c) redemptions in connection with participation in certain fee-based programs managed by the Investment Adviser or its affiliates;
(d) redemptions in connection with participation in certain fee-based programs managed by selected dealers that have agreements with Mercury; (e) any partial or complete redemption following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability (certain legal documentation may be required at the time of liquidation establishing eligibility for qualified distribution); or (f) withdrawals through the Systematic Withdrawal Plan of up to 10% per year of your account value at the time the plan is established.

     In determining whether a Class B CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore it will be assumed that the redemption is first of shares held for over six years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the six-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Class C shares are subject only to a one-year 1% CDSC. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The Class C CDSC may be waived in connection with certain fee-based programs.

     In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of selected dealers related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from its own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase.

     Conversion of Class B Shares to Class A Shares. As discussed in the Prospectus under "Account Choices -- Pricing of Shares -- Class B and C
Shares -- Deferred Sales Charge Options," Class B shares of equity Mercury mutual funds convert automatically to Class A shares approximately eight years after purchase (the "Conversion Period").

     The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans that qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any Mercury mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between Mercury mutual funds and the Class B Retirement Plan was established), all Class B shares of all Mercury mutual funds held in that Class B Retirement Plan will be converted into Class A shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class A shares of the appropriate funds at net asset value per share.

     The Conversion Period may also be modified for retirement plan investors who participate in certain fee-based programs. See "Shareholder
Services -- Fee-Based Programs" below.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Because the Fund will invest exclusively in shares of the Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Portfolio. The Investment Adviser is responsible for making the Portfolio's portfolio decisions, placing the Portfolio's brokerage business, evaluating the reasonableness of brokerage commissions and negotiating the amount of any commissions paid subject to a policy established by the Trust's Trustees and officers. The Trust has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Trust with a number of brokers and dealers, including affiliates of the Investment Adviser. In placing orders, it is the policy of the Trust to obtain the most favorable net results, taking into account various factors, including price, commissions, if any, size of the transaction and difficulty of execution. Where applicable, the Investment Adviser surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer that offers the Trust the best price and execution or other services that are of benefit to the Trust. Securities firms also may receive brokerage commissions on transactions including covered call options written by the Trust and the sale of underlying securities upon the exercise of such options. In addition, consistent with the NASD Conduct Rules and policies established by the Trustees, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Trust.

     Brokers who provide supplemental investment research to the Investment Adviser may receive orders for transactions by the Trust. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement. If in the judgment of the Investment Adviser the Trust will be benefited by supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services in excess of commissions that another broker may have charged for effecting the same transaction. The expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, and the Investment Adviser may use such information in servicing its other accounts.

     The Trust invests in certain securities traded in the over-the-counter market and, where possible, deals directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust as principal in purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Trust, including Merrill Lynch, will not serve as the Trust's dealer in such transactions. However, affiliated persons of the Trust may serve as its broker in over-the-counter transactions conducted on an agency basis.

     Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, Merrill Lynch may execute transactions for the Trust on the floor of any U.S. national securities exchange provided that prior authorization of such transactions is obtained and Merrill Lynch furnishes a statement to the Trust at least annually setting forth the compensation it has received in connection with such transactions.

     The Trustees of the Trust have considered the possibility of recapturing for the benefit of the Trust brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the management fee paid by the Trust to the Investment Adviser. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

     The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. The portfolio turnover rate is generally anticipated to be under 100%.

                        DETERMINATION OF NET ASSET VALUE

     Reference is made to "How Shares are Priced" in the Prospectus concerning the determination of net asset value.

     The net asset value of the shares of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE on each day the NYSE is open for trading (a "Pricing Day"). The close of business on the NYSE is generally 4:00 p.m., Eastern time. The Fund also will determine its net asset value on any day in which there is sufficient trading in the underlying Portfolio's portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving

Day and Christmas Day. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Administrator and the Distributor, and the advisory fees payable indirectly by the Portfolio to the Investment Adviser, are accrued daily.

     The principal assets of the Fund will normally be its interest of the underlying Portfolio, which will be valued at its net asset value. Net asset value is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of Class A, Class B and Class C shares generally will be lower than the per share net asset value of Class I shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to Class A shares. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities, including ADRs, EDRs or GDRs, that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities traded in the OTC market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded on the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Portfolio writes a call option, the amount of the premium received is recorded on the books of the Portfolio as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Portfolio are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

     Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

     Each investor in the Trust may add to or reduce its investment in the Portfolio on each Pricing Day. The value of each investor's (including the Fund's) interest in the Portfolio will be determined as of 15 minutes after the close of business on the NYSE by multiplying the net asset value of the Portfolio by the percentage, effective for that day, that represents that investor's share of the aggregate interests in the Portfolio. The close of business on the NYSE is generally 4:00 p.m., Eastern time. Any additions or withdrawals to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the time or determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of 15 minutes after the close of business of the NYSE on the next Pricing Day of the Portfolio.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services described below that are designed to facilitate investment in their shares. Full details as to each such service and copies of the various plans described below can be obtained from the Fund, the Distributor or your selected dealer.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of income dividends and long-term capital gains distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends, and long-term capital gains distributions. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

     The Fund does not issue share certificates. Shareholders considering transferring their Class I or Class A shares from a selected dealer to another brokerage firm or financial institution should be aware that, if the firm to which the Class I or Class A shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class I or Class A shares so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class I or Class A shares. Shareholders interested in transferring their Class B or Class C shares from a selected dealer and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from a selected dealer to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at a selected dealer for those shares.

AUTOMATED INVESTMENT PLAN

     A shareholder may make additions to an Investment Account at any time by purchasing Class I shares (if an eligible Class I investor as described in the Prospectus) or Class A, Class B or Class C shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. You may also add to your account by automatically investing a specific amount in the Fund on a periodic basis through your selected dealer. The current minimum for such automatic additional investments is $50. This minimum may be waived or revised under certain circumstances.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     Dividends and distributions from the Fund may be taken in cash or automatically reinvested in shares of the Fund at net asset value without a sales charge. You should consult with your financial consultant about which option you would like. If you choose the reinvestment option, such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing or by telephone (1-888-763-2260) to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date, except that in all circumstances dividends less than ten dollars will be reinvested.

     Shareholders may, at any time, notify their selected dealer in writing if the shareholder's account is maintained with a selected dealer or notify the Transfer Agent in writing or by telephone (1-888-763-2260) that they no longer wish to have their dividend and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

SYSTEMATIC REDEMPTION PROGRAM

     A shareholder may elect to make withdrawals from an Investment Account of Class I, Class A, Class B or Class C shares in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and class of shares to be redeemed. With respect to shareholders who hold accounts directly at the Transfer Agent, redemptions will be made at net asset value as determined as described herein on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. With respect to shareholders who hold accounts with their broker-dealer, redemptions will be made at net asset value determined as described herein on the first, second, third or fourth Monday of each month, or the first, second, third or fourth Monday of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit for withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in shares of the Fund. A shareholder's systematic withdrawal plan may be terminated at any time, without a charge or penalty, by the shareholder, the Fund, the Fund's Transfer Agent or the Distributor.

     Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     With respect to redemptions of Class B and Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Pricing of Shares -- Class B and C Shares -- Deferred Sales Charge Options" in the Prospectus. Where the systematic withdrawal plan is applied to Class B Shares, upon conversion of the last Class B shares in an account to Class A shares, a shareholder must make a new election to join the systematic withdrawal program with respect to the Class A shares. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her financial consultant.

RETIREMENT PLANS

     The minimum initial purchase to establish a retirement plan is $100. Capital gains and income received in retirement plans are exempt from Federal taxation until distributed from the plans. Investors considering participations in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with other Mercury mutual funds and Summit. The exchange privilege does not apply to any other funds. Under the Fund's pricing system, Class I shareholders may exchange Class I shares of the Fund for Class I shares of a second Mercury mutual fund. Class A shares also may be exchanged for Class I shares of a second Mercury mutual fund at any time as long as, at the time of the exchange, the shareholder is eligible to acquire Class I shares of any Mercury mutual fund. Class A, Class B and Class C shares are exchangeable with shares of the same class of other Mercury mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other fund as more fully described below. Class I, Class A, Class B and Class C shares also are exchangeable for shares of Summit, a money market fund specifically designated for exchange by holders of Class I, Class A, Class B or Class C shares. Class I and Class A shares will be exchanged for Class A shares of Summit, and Class B and Class C shares will be exchanged for Class B shares of Summit. Summit Class A and Class B shares do not include any front-end sales charge or CDSC; however, Summit Class B shares pay a 12b-1 distribution fee of 0.75% and are subject to a CDSC payable as if the shareholder still held shares of the Mercury fund used to acquire the Summit Class B shares.

     Exchanges of Class I or Class A shares outstanding ("outstanding Class I or Class A shares") for Class I or Class A shares of another Mercury mutual fund, or for Class A shares of Summit ("new Class I or Class A shares") are transacted on the basis of relative net asset value per Class I or Class A share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class I or Class A shares and the sales charge payable at the time of the exchange on the new Class I or Class A shares. With respect to outstanding Class I or Class A shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class I or Class A shares in the initial purchase and any subsequent exchange. Class I or Class A shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class I or Class A shares. For purposes of the exchange privilege, dividend reinvestment Class I and Class A shares shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class I or Class A shares on which the dividend was paid. Based on this formula, Class I and Class A shares of the Fund generally may be exchanged into the Class I and Class A shares, respectively, of the other funds with a reduced or without a sales charge.

     In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively (or, in the case of Summit, Class B shares) ("new Class B or Class C shares"), of another Mercury mutual fund or of Summit on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of another Mercury fund ("New Mercury Fund") after having held the Fund's Class B shares for two-and-a-half years. The 3% CDSC that generally would apply to a redemption would not apply to the exchange. Four years later the investor may decide to redeem the Class B shares of New Mercury Fund and receive cash. There will be no CDSC due on this redemption since by "tacking" the two-and-a-half year holding period of the Fund's Class B shares to the four year holding period for the New Mercury Fund Class B shares, the investor will be deemed to have held the New Mercury Fund Class B shares for more than six years.

     Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. To exercise the exchange privilege, shareholders should contact their financial consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

FEE-BASED PROGRAMS

     Certain fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class I shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares, which will be exchanged for Class I shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in certain Programs may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value. In addition, upon termination of participation in certain Programs, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding specific Programs offered through particular selected dealers (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in the Program's client agreement and from the shareholder's selected dealer.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     The Fund intends to distribute all its net investment income, if any. Dividends from such net investment income will be paid at least annually. All net realized capital gains, if any, will be distributed to the Fund's shareholders annually. From time to time, the Fund may declare a special distribution at or about the end of the calendar year in order to comply with a Federal income tax requirement that certain percentages of its ordinary income and capital gains be distributed during the calendar year. See "Shareholder Services -- Automatic Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders, as discussed below, whether they are reinvested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class I and Class A shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class A shares will be lower than the per share dividends and distributions on Class I shares as a result of the account maintenance fees applicable with respect to the Class A shares. See "Determination of Net Asset Value." Within 60 days after the end of the Fund's taxable year, each shareholder will receive a form summarizing the dividends and distributions he or she received that year. It will also indicate whether those distributions should be treated as ordinary income or long-term capital gains.

TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class I, Class A, Class B and Class C shareholders ("shareholders"). The Fund intends to distribute substantially all of such income.

     Dividends paid by the Fund from its ordinary income and distributions of the Fund's net realized short-term capital gains (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested.

     Any net capital gains (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses, and including such gains from certain transactions in futures and options) distributed to shareholders will be taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held for more than 18 months. Pending legislation would, if enacted, eliminate the 28% rate of tax on capital gains, and reduce the top rate of tax on capital gains derived by individuals to 20% with respect to the sale of assets held for more than 12 months. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any dividends or capital gains distributions, and also designating the amounts of various categories of capital gain income in capital gain dividends. A portion of the dividends paid by the Fund out of dividends paid by certain corporations located in the U.S. may be eligible for the dividends received deduction allowed to corporations under the Code. Because the Fund invests most of its assets in securities of non-U.S. issuers, it is not anticipated that a significant portion, if any, of the dividends paid by the Fund will be eligible for the dividends received deduction. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's assets at the close of a taxable year consists of stock or securities in non-U.S. corporations, shareholders of the Fund may be able to claim U.S. foreign tax credits with respect to foreign taxes paid by the Fund, subject to certain provisions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held by the Fund. The Fund expects to be eligible, and intends, to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate share of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations, restrictions, and holding period requirements use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by noncorporation shareholders who do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes. For this purpose, the Fund will allocate foreign taxes and foreign source income among the Class I, Class A, Class B and Class C shareholders.

     Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the United States dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code
Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gains. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Corporation or who, to the Corporation's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such shareholder is not otherwise subject to backup withholding.

     Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Non-resident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares for Class A shares. A shareholder's basis in the Class A shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class A shares will include the holding period of the converted Class B shares.

     Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than 12 months, capital gain taxable at the maximum rate of 28% if such shares were held for more than 12, but not more than 18 months, and capital gain taxable at the maximum rate of 20% if such shares were held for more than 18 months. Pending legislation would, if enacted, eliminate the 28% rate of tax on capital gains, and reduce the top rate of tax on capital gains derived by individuals to 20% with respect to the sale of shares held for more than 12 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such loss will be treated as long-term capital loss if such shares were held for more than 12 months. A loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution with respect to such shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring shares of the Fund, then any loss recognized on the exchange will be reduced (or any gain increased) to the extent the sales charge paid to the Fund reduces any sales charge that would have been owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales will be treated as an amount paid for the new shares.

     Generally, any loss realized on a sale or exchange of shares of the Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS

     The Fund may purchase or sell options and futures and foreign currency options and futures, and related options on such futures. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless a special election is made, gain or loss from transactions in Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's transactions in options, futures and forward foreign exchange contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options, futures and forward foreign exchange contracts. Similarly, Code
Section 1091, which deals with "wash sales," may cause the Fund to postpone recognition of certain losses for tax purposes; and Code Section 1258, which deals with "conversion transactions," may apply to recharacterize certain capital gains as ordinary income for tax purposes. Code Section 1259, which deals with "constructive sales" of appreciated financial positions (e.g., stock), may treat the Fund as having recognized income before the time that such income is economically recognized by the Fund.

OTHER TAX MATTERS

     Prior to the commencement of operations, the Fund shall have received a private letter ruling from the Internal Revenue Service ("IRS") or an opinion of counsel, to the effect that, because each Portfolio is classified as a partnership for tax purposes, the Fund will be entitled to look to the underlying assets of the Portfolio in which it has invested for purposes of satisfying various requirements of the Code applicable to RICs. If any of the facts upon which such ruling is premised change in any material respect (e.g., if the Trust were required to register its interests under the Securities Act) and the Trust is unable to obtain a private letter ruling from the IRS or an opinion of counsel indicating that each Portfolio will continue to be classified as a partnership, then the Board of Directors of the Corporation will determine, in its discretion, the appropriate course of action for the Fund. One possible course of action would be to withdraw the Fund's investments from the Portfolio and to retain an investment adviser to manage the Fund's assets in accordance with the investment policies applicable to the Fund. See "Investment Objectives and Policies."
                            ------------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and the Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Dividends and capital gains distributions and gains on the sale or exchange of shares in the Fund may also be subject to state and local taxes.

     Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return is based on the Fund's historical performance and is not intended to indicate future performance. Average annual total return is determined separately for Class I, Class A, Class B and Class C shares in accordance with a formula specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class I and Class A shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and
(2) the maximum applicable sales charges will not be included. Actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time.

     In order to reflect the reduced sales charges in the case of Class I or Class A shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares," respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

     On occasion, the Fund may compare its performance to, among other indices, the Standard & Poor's 500 Index, the Value Line Composite Index, the Dow Jones Industrial Average, the MSCI Europe or other published indices or to data contained in publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc. ("Morningstar"), other competing universes, Money Magazine, U.S. News & World Report, Business Week, Forbes Magazine, Fortune Magazine and CDA Investment Technology, Inc. From time to time, the Fund may include its Morningstar risk-adjusted performance rating in advertisements or supplemental sales literature. The Fund may from time to time quote in advertisements or other materials other applicable measures of performance and may also make reference to awards that may be given to the Investment Adviser.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Corporation is a Maryland corporation incorporated on April 24, 1998. It has an authorized capital of 2,800,000,000 shares of Common Stock, par value $.0001 per share, divided into 100,000,000 shares of each of Class I, Class A, Class B and Class C shares for each of its series.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held in the election of Directors (to the extent hereinafter provided) and on other matters submitted to vote of shareholders, except that shareholders of the class bearing distribution expenses as provided above shall have exclusive voting rights with respect to matters relating to such distribution expenditures (except that Class B shareholders may vote upon any material changes to expenses charged under the Class A Distribution Plan). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Corporation, in which event the holders of the remaining shares are unable to elect any person as a Director. No amendment may be made to the Articles of Incorporation without the affirmative vote of a majority of the outstanding shares of the Corporation.

     There normally will be no meeting of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Shareholders may, in accordance with the terms of the Articles of Incorporation, cause a meeting of shareholders to be held for the purpose of voting on the removal of Directors. Also, the Corporation will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in account maintenance fees or of a change in fundamental policies, objectives or restrictions. Except as set forth above, the Directors shall continue to hold office and appoint successor Directors. Each issued and outstanding share is entitled to participate equally in dividends and distributions declared and in net assets upon liquidation or dissolution remaining after satisfaction of outstanding liabilities, except that, as noted above, Class A shares bear certain additional expenses. Shares issued are fully-paid and non-assessable by the Corporation or the Fund. Voting rights for Directors are not cumulative.

     The Trust consists of seven portfolios and is organized as a Delaware Business Trust. Whenever the Fund is requested to vote on any matter relating to the Portfolio, the Corporation will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

     Mercury International provided the initial capital for the Corporation by purchasing 10,000 shares of the Fund, for an aggregate of $100,000. Such shares were acquired for investment and can only be disposed of by redemption. To the extent the organizational expenses of the Corporation are paid by the Corporation they will be expensed and immediately charged to net asset value. See "Determination of Net Asset Value."

     Prior to the offering of the Fund's shares, Mercury International will be the Fund's sole shareholder and deemed a controlling person of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class I, Class A, Class B and Class C shares of the Fund based on the projected value of the Fund's estimated net assets and projected number of shares outstanding on the date its shares are offered for sale to public investors is as follows:

                                  CLASS I        CLASS A        CLASS B        CLASS C
                                  -------        -------        -------        -------
Net Assets....................  $125,000,000   $125,000,000   $125,000,000   $125,000,000
                                ============   ============   ============   ============
Number of Shares
  Outstanding.................    12,500,000     12,500,000     12,500,000     12,500,000
                                ============   ============   ============   ============
Net Asset Value Per Share (net
  assets divided by number of
  shares outstanding).........  $      10.00   $      10.00   $      10.00   $      10.00
Sales Charge (for Class I and
  Class A Shares: 5.25% of
  Offering Price (5.54% of net
  amount invested))*..........           .55            .55             **             **
                                ------------   ------------   ------------   ------------
Offering Price................  $      10.55   $      10.55   $      10.00   $      10.00
                                ============   ============   ============   ============

---------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption. See "Account Choices -- Class B and Class C Shares -- Deferred Sales Charge Options" in the Prospectus and "Redemption of Shares -- Deferred Sales Charges -- Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, have been selected as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as the Custodian of the Fund's assets. Under its contract with the Fund, the custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held in its offices outside the United States and with certain foreign banks and securities depositories. The custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, which is a wholly owned subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

LEGAL COUNSEL

     Swidler Berlin Shereff Friedman, LLP, 919 Third Avenue, New York, New York 10022, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Corporation has filed with the Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.
------------------------

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholder,
Mercury Pan-European Growth Fund of
Mercury Asset Management Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Mercury Pan-European Growth Fund of Mercury Asset Management Funds, Inc. as of July 29, 1998 and the related statement of operations for the period April 24, 1998 (commencement of the Fund) to July 29, 1998. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Mercury Pan-European Growth Fund of Mercury Asset Management Funds, Inc. as of July 29, 1998 and for the period April 24, 1998 (commencement of the Fund) to July 29, 1998, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Princeton, New Jersey
July 29, 1998

                        MERCURY PAN-EUROPEAN GROWTH FUND
                                       OF
                      MERCURY ASSET MANAGEMENT FUNDS, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 JULY 29, 1998

ASSETS:
  Investment in Mercury Master Pan-European Growth
     Portfolio..............................................  $ 50,000
  Cash......................................................   100,000
  Prepaid registration fees and offering costs (Note 3).....   253,000
  Receivable from Investment Adviser (Note 4)...............    53,250
                                                              --------
          Total assets......................................   456,250
                                                              --------
LIABILITIES:
  Organization Costs (Note 4)...............................    53,250
  Liabilities and accrued expenses..........................   253,000
                                                              --------
          Total liabilities.................................   306,250
NET ASSETS:.................................................  $150,000
                                                              ========
NET ASSETS CONSIST OF:
  Class  I Shares of Common Stock, $.0001 par value,
  100,000,000 shares authorized.............................  $      1
  Class  A Shares of Common Stock, $.0001 par value,
  100,000,000 shares authorized.............................         1
  Class  B Shares of Common Stock, $.0001 par value,
  100,000,000 shares authorized.............................         1
  Class  C Shares of Common Stock, $.0001 par value,
  100,000,000 shares authorized.............................         1
  Paid-in Capital in excess of par..........................   149,996
                                                              --------
NET ASSETS:.................................................  $150,000
                                                              ========
NET ASSET VALUE:
  Class  I  -- Based on net assets of $37,500 and 3,750
  shares outstanding........................................  $  10.00
                                                              ========
  Class  A -- Based on net assets of $37,500 and 3,750
  shares outstanding........................................  $  10.00
                                                              ========
  Class  B -- Based on net assets of $37,500 and 3,750
  shares outstanding........................................  $  10.00
                                                              ========
  Class  C -- Based on net assets of $37,500 and 3,750
  shares outstanding........................................  $  10.00
                                                              ========

---------------
See Notes to Financial Statements.

                        MERCURY PAN-EUROPEAN GROWTH FUND
                                       OF
                      MERCURY ASSET MANAGEMENT FUNDS, INC.
                            STATEMENT OF OPERATIONS
           FOR THE PERIOD APRIL 24, 1998 (INCEPTION) TO JULY 29, 1998

INVESTMENT INCOME:
  Investment income.........................................  $     --
EXPENSES:
  Organization expenses.....................................    53,250
                                                              --------
  Total expenses before reimbursement.......................    53,250
  Reimbursement from Investment Adviser (Note 4)............   (53,250)
                                                              --------
  Total expenses after reimbursement........................        --
  Investment income -- net..................................        --
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS..........  $     --
                                                              ========

---------------
See Notes to Financial Statements.

                        MERCURY PAN-EUROPEAN GROWTH FUND
                                       OF
                      MERCURY ASSET MANAGEMENT FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS

(1) Mercury Asset Management Funds, Inc. (the "Corporation") was organized as a Maryland corporation on April 24, 1998 and is registered under the Investment Company Act of 1940 as an open-end diversified investment company. Mercury Pan-European Growth Fund (the "Fund") is a series of the Corporation. To date, the Fund has not had any transactions other than those relating to organizational matters and the sale of 3,750 Class I shares, 3,750 Class A shares, 3,750 Class B shares and 3,750 Class C shares of Common Stock to Mercury Asset Management International, Ltd. (the "Investment Adviser").

(2) The Corporation on behalf of the Fund has entered into an administration agreement with Fund Asset Management, L.P. (the "Administrator"), and a distribution agreement with Mercury Funds Distributor, a division of Princeton Funds Distributor, Inc. (the "Distributor"). (See "Management of the Fund -- Administration Arrangements" in the Statement of Additional Information.) Certain officers and/or directors of the Corporation are officers and/or directors of the Administrator and the Distributor.

(3) Prepaid registration fees are charged to income as the related shares are issued. Prepaid offering costs consist of legal and printing fees related to preparing the initial registration statement, and will be amortized over a 12 month period beginning with the commencement of operations of the Fund.

(4) Organization expenses are reimbursed by the Investment Adviser.

                                   APPENDIX A

                INVESTMENT POLICIES INVOLVING THE USE OF INDEXED
            SECURITIES, OPTIONS, FUTURES, SWAPS AND FOREIGN EXCHANGE

     The Fund and the Portfolio are authorized to use certain derivative instruments, including indexed and inverse securities, options, futures, and swaps, and to purchase and sell foreign exchange, as described below. Such instruments are referred to collectively herein as "Strategic Instruments."

     Although certain risks are involved in options and futures transactions (as defined below in "Risk Factors in Options, Futures and Currency Instruments"), the Investment Adviser believes that, because the Fund will generally engage in these transactions for hedging purposes, including anticipatory hedges (other than options on securities that may be used to seek increased return), the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Funds' net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective. Furthermore, the Fund will engage in hedging activities only from time to time and may not necessarily be engaging in hedging activities when movements in the equity markets, interest rates or currency exchange rates occur.

INDEXED AND INVERSE SECURITIES

     The Fund may invest in securities the potential return of which is based on the change in particular measurements of value or rate (an "index"). As an illustration, the Fund may invest in a debt security that pays interest and returns principal based on the change in the value of a securities index or a basket of securities, or based on the relative changes of two indices. In addition, the Fund may invest in securities the potential return of which is based inversely on the change in an index. For example, the Fund may invest in securities that pay a higher rate of interest when a particular index decreases and pay a lower rate of interest (or do not fully return principal) when the value of the index increases. If the Fund invests in such securities, it may be subject to reduced or eliminated interest payments or loss of principal in the event of an adverse movement in the relevant index or indices. Furthermore, where such a security includes a contingent liability, in the event of such an adverse movement, the Fund may be required to pay substantial additional margin to maintain the position.

     Certain indexed and inverse securities may have the effect of providing investment leverage because the rate of interest or amount of principal payable increases or decreases at a rate that is a multiple of the changes in the relevant index. As a consequence, the market value of such securities may be substantially more volatile than the market values of other debt securities. The Fund believes that indexed and inverse securities may provide portfolio management flexibility that permits the Fund to seek enhanced returns, hedge other portfolio positions or vary the degree of portfolio leverage with greater efficiency than would otherwise be possible under certain market conditions.

OPTIONS ON SECURITIES AND SECURITIES INDICES

     Purchasing Options. The Fund is authorized to purchase put options on equity securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When the Fund purchases a put option, in consideration for an upfront payment (the "option premium") the Fund acquires a right to sell to another party specified securities owned by the Fund at a specified price (the "exercise price") on or before a specified date (the "expiration date"), in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index declines below a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a put option limits the Fund's risk of loss in the event of a decline in the market value of the portfolio holdings underlying the put option prior to the option's expiration date. If the market value of the portfolio holdings associated with the put option increases rather than decreases, however, the Fund will lose the option premium and will consequently realize a lower return on the portfolio holdings than would have been realized without the purchase of the put.

     The Fund is also authorized to purchase call options on securities it intends to purchase or securities indices the performance of which substantially replicates the performance of the types of securities it intends to purchase. When the Fund purchases a call option, in consideration for the option premium the Fund acquires a right to purchase from another party specified securities at the exercise price on or before the expiration date, in the case of an option on securities, or to receive from another party a payment based on the amount a specified securities index increases beyond a specified level on or before the expiration date, in the case of an option on a securities index. The purchase of a call option may protect the Fund from having to pay more for a security as a consequence of increases in the market value for the security during a period when the Fund is contemplating its purchase, in the case of an option on a security, or attempting to identify specific securities in which to invest in a market the Fund believes to be attractive, in the case of an option on an index (an "anticipatory hedge"). In the event the Fund determines not to purchase a security underlying a call option, however, the Fund may lose the entire option premium.

     The Fund is also authorized to purchase put or call options in connection with closing out put or call options it has previously sold.

     Writing Options. The Fund is authorized to write (i.e., sell) call options on securities held in its portfolio or securities indices the performance of which is substantially replicated by securities held in its portfolio. When the Fund writes a call option, in return for an option premium the Fund is legally obligated to sell specified securities owned by the Fund at the exercise price on or before the expiration date, in the case of an option on securities, or to pay to another party an amount based on any gain in a specified securities index beyond a specified level on or before the expiration date, in the case of an option on a securities index, however much the exercise price exceeds the market price. The Fund may write call options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price, while the option remains outstanding.

     The Fund may also write put options on securities or securities indices. When the Fund writes a put option, in return for an option premium the Fund gives another party the right to sell to the Fund a specified security at the exercise price on or before the expiration date, in the case of an option on a security, or agrees to pay to another party an amount based on any decline in a specified securities index below a specified level on or before the expiration date, in the case of an option on a securities index. The Fund may write put options to earn income, through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its right under the option because the value of the underlying securities is greater than the exercise price, the Fund will profit by the amount of the option premium. By writing a put option, however, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of the security at the time of exercise as long as the put option is outstanding, in the case of an option on a security, or make a cash payment reflecting any decline in the index, in the case of an option on an index. Accordingly, when the Fund writes a put option it is exposed to a risk of loss in the event the value of the underlying securities falls below the exercise price, which loss potentially may substantially exceed the amount of option premium received by the Fund for writing the put option. The Fund will write a put option on a security or a securities index only if the Fund would be willing to purchase the security at the exercise price for investment purposes (in the case of an option on a security) or is writing the put in connection with trading strategies involving combinations of options -- for example, the sale and purchase of options with identical expiration dates on the same security or index but different exercise prices (a technique called a "spread").

     The Fund is also authorized to sell put or call options in connection with closing out call or put options it has previously purchased.

     Other than with respect to closing transactions, the Fund will write only call or put options that are "covered." A put option will be considered covered if the Fund has segregated assets with respect to such option in the manner described in "Risk Factors in Options, Futures and Currency Instruments" below. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option (or, in the case of an option on a securities index, securities that substantially correlate with the performance of such index) or owns a call option, warrant or convertible instrument that is immediately exercisable for, or convertible into, such security.

     Types of Options. The Fund may engage in transactions in options on securities or securities indices, on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties' obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater risk of counterparty default. See "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments" below.

FUTURES

     The Fund may engage in transactions in futures and options thereon. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of a commodity at a specified future date at a specified price. No price is paid upon entering into a futures contract. Rather, upon purchasing or selling a futures contract the Fund is required to deposit collateral ("margin") equal to a percentage (generally less than 10%) of the contract value with the Futures Commission Merchants (the "FCM") effecting the Fund's exchanges or in a third-party account with the Fund's Custodian. Each day thereafter until the futures position is closed, the Fund will pay additional margin representing any loss experienced as a result of the futures position the prior day or be entitled to a payment representing any profit experienced as a result of the futures position the prior day. Whether the margin is deposited with the FCM or with the Custodian, the margin may be deemed to be in the FCM's custody, and, consequently, in the event of default due to the FCM's bankruptcy, the margin may be subject to pro rata treatment as the FCM's assets, which could result in potential losses to the Fund and its shareholders. Even if a transaction is profitable, the Fund may not get back the same assets which were deposited as margin or may receive payment in cash.

     The sale of a futures contract limits the Fund's risk of loss through a decline in the market value of portfolio holdings correlated with the futures contract prior to the future's contract's expiration date. In the event the market value of the portfolio holdings correlated with the futures contract increases rather than decreases, however, the Fund will realize a loss on the futures position and a lower return on the portfolio holdings than would have been realized without the purchase of the futures contract.

     The purchase of a futures contract may protect the Fund from having to pay more for securities as a consequence of increases in the market value for such securities during a period when the Fund was attempting to identify specific securities in which to invest in a market the Fund believes to be attractive. In the event that such securities decline in value or the Fund determines not to complete an anticipatory hedge transaction relating to a futures contract, however, the Fund may realize a loss relating to the futures position.

     The Fund will limit transactions in futures and options on futures to financial futures contracts (i.e., contracts for which the underlying commodity is a currency or securities or interest rate index) purchased or sold for hedging purposes (including anticipatory hedges). The Fund will further limit transactions in futures and options on futures to the extent necessary to prevent the Fund from being deemed a "commodity pool" under regulations of the Commodity Futures Trading Commission.

SWAPS

     The Fund is authorized to enter into equity swap agreements, which are OTC contracts in which one party agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index.

Swap agreements may be used to obtain exposure to an equity or market without owning or taking physical custody of securities.

     The Fund will enter into a swap transaction only if, immediately following the time the Fund enters into the transaction, the aggregate notional principal amount of swap transactions to which the Fund is a party would not exceed 5% of the Fund's net assets.

FOREIGN EXCHANGE TRANSACTIONS

     The Fund may engage in spot and forward foreign exchange transactions and currency swaps, purchase and sell options on currencies and purchase and sell currency futures and related options thereon (collectively, "Currency Instruments") for purposes of hedging against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar.

     Forward foreign exchange transactions are OTC contracts to purchase or sell a specified amount of a specified currency or multinational currency unit at a price and future date set at the time of the contract. Spot foreign exchange transactions are similar but require current, rather than future, settlement. The Fund will enter into foreign exchange transactions only for purposes of hedging either a specific transaction or a portfolio position. The Fund may enter into a foreign exchange transaction for purposes of hedging a specific transaction by, for example, purchasing a currency needed to settle a security transaction at a future date or selling a currency in which the Fund has received or anticipates receiving a dividend or distribution. The Fund may enter into a foreign exchange transaction for purposes of hedging a portfolio position by selling forward a currency in which a portfolio position of the Fund is denominated or by purchasing a currency in which the Fund anticipates acquiring a portfolio position in the near future. The Fund may also hedge portfolio positions through currency swaps, which are transactions in which one currency is simultaneously bought for a second currency on a spot basis and sold for the second currency on a forward basis.

     The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts. See "Futures" above.

     The Fund may also hedge against the decline in the value of a currency against the U.S. dollar through the use of currency options. Currency options are similar to options on securities, but in consideration for an option premium the writer of a currency option is obligated to sell (in the case of a call option) or purchase (in the case of a put option) a specified amount of a specified currency on or before the expiration date for a specified amount of another currency. The Fund may, however, hedge a currency by entering into a transaction in a Currency Instrument denominated in a currency other than the currency being hedged (a "cross-hedge"). The Fund will only enter into a cross-hedge if the Investment Adviser believes that (i) there is a demonstrably high correlation between the currency in which the cross-hedge is denominated and the currency being hedged, and (ii) executing a cross-hedge through the currency in which the cross-hedge is denominated will be significantly more cost-effective or provide substantially greater liquidity than executing a similar hedging transaction by means of the currency being hedged.

     The Fund will not speculate in Currency Instruments. Accordingly, the Fund will not hedge a currency in excess of the aggregate market value of the securities that it owns (including receivables for unsettled securities sales), or has committed to or anticipates purchasing, which are denominated in such currency.

     Risk Factors in Hedging Foreign Currency Risks. While the Fund's use of Currency Instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund's shares, the net asset value of the Fund's shares will fluctuate. Moreover, although Currency Instruments will be used with the intention of hedging against adverse currency movements, transactions in Currency Instruments involve the risk that anticipated currency movements may not be accurately predicted and the Fund's hedging strategies may be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses, and decrease its total return, as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which Currency Instruments are not available or in which their availability is limited (such as certain emerging markets) and it is not possible to engage in effective foreign currency hedging.

RISK FACTORS IN OPTIONS, FUTURES, AND CURRENCY INSTRUMENTS

     Use of Strategic Instruments for hedging purposes involves the risk of imperfect correlation in movements in the value of the Strategic Instruments and the value of the instruments being hedged. If the value of the Strategic Instruments moves more or less than the value of the hedged instruments, the Fund will experience a gain or loss that will not be completely offset by movements in the value of the hedged instruments.

     The Fund intends to enter into transactions involving Strategic Instruments only if there appears to be a liquid secondary market for such instruments or, in the case of illiquid instruments traded in OTC transactions, such instruments satisfy the criteria set forth below under "Additional Risk Factors of OTC Transactions; Limitations on the Use of OTC Strategic Instruments." However, there can be no assurance that, at any specific time, either a liquid secondary market will exist for a Strategic Instrument or the Fund will otherwise be able to sell such instrument at an acceptable price. Therefore, it may not be possible to close a position in a Strategic Instrument without incurring substantial losses, if at all.

     Certain transactions in Strategic Instruments (e.g., forward foreign exchange transactions, futures transactions, sales of put options) may expose the Fund to potential losses that exceed the amount originally invested by the Fund in such instruments. When the Fund engages in such a transaction, the Fund will deposit in a segregated account at its custodian liquid securities with a value at least equal to the Fund's exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). Such segregation will ensure that the Fund has assets available to satisfy its obligations with respect to the transactions, but will not limit the Fund's exposure to loss.

ADDITIONAL RISK FACTORS OF OTC TRANSACTIONS; LIMITATIONS ON THE USE OF OTC STRATEGIC INSTRUMENTS

     Certain Strategic Instruments traded in OTC markets, including indexed securities, swaps and OTC options, may be substantially less liquid than other instruments in which the Fund may invest. The absence of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will therefore acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Adviser anticipates the Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer's quotation may be used.

     The staff of the Commission has taken the position that purchased OTC options and the assets underlying written OTC options are illiquid securities. The Fund has therefore adopted an investment policy pursuant to which the Fund will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transactions, the sum of the market value of OTC options currently outstanding that are held by the Fund, the market value of the securities underlying OTC call options currently outstanding that have been sold by the Fund and margin deposits on the Fund's outstanding OTC options exceeds 15% of the total assets of the Fund, taken at market value, together with all other assets of the Fund that are deemed to be illiquid or are otherwise not readily marketable. However, if an OTC option is sold by the Fund to a dealer in U.S. government securities recognized as a "primary dealer" by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's exercise price).

     Because Strategic Instruments traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparty, the Fund is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Fund will attempt to minimize the risk that a counterparty will default by engaging in transactions in Strategic Instruments traded in OTC markets only with financial institutions that have a credit rating of AA- or better from Standard & Poor's, Aa3 or better from Moody's, or AA or better from Fitch.

ADDITIONAL LIMITATIONS ON THE USE OF STRATEGIC INSTRUMENTS

     The Fund may not use any Strategic Instrument to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

                                   APPENDIX B

                       RATINGS OF FIXED INCOME SECURITIES

DESCRIPTION OF MOODY'S INVESTORS SERVICES, INC.'S CORPORATE DEBT RATINGS

Aaa Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.
A Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.
Baa Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.
     Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C Bonds that are rated C are the lowest rated bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each generic classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act, as amended.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           - Leading market positions in well-established industries

           - High rates of return on funds employed

           - Conservative capitalization structures with moderate reliance on debt and ample asset protection

           - Broad margins in earnings coverage of fixed financial charges and higher internal cash generation

           - Well established access to a range of financial markets and assured sources of alternate liquidity

          Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternative liquidity is maintained.

          Issuers rated Not Prime do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

DESCRIPTION OF MOODY'S PREFERRED STOCK RATINGS

     Because of the fundamental differences between preferred stocks and bonds, a variation of the bond rating symbols is being used in the quality ranking of preferred stocks. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stocks occupy a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

     Preferred stock rating symbols and their definitions are as follows:

aaa An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.
aa An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.
a An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.
baa An issue that is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.
ba An issue that is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.
     Uncertainty of position characterizes preferred stocks in this class.
b An issue that is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.
caa An issue that is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.
ca An issue that is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.
c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's may apply numerical modifiers 1, 2 and 3 in each rating classification from "aa" through "b" in its preferred stock rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S CORPORATE DEBT RATINGS

     A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

     The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA  Debt rated AAA has the highest rating assigned by Standard &
     Poor's. Capacity to pay interest and repay principal is extremely strong.
AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

     Debt rated BB, B, CCC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest or repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
     The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.
CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI The rating CI is reserved for income bonds on which no interest is being paid.
D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

     Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal
     Savings & Loan Insurance Corp. or the Federal Deposit
     Insurance Corp. and interest is adequately collateralized.
*    Continuance of the rating is contingent upon Standard &
     Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.
NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

     Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.
A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."
A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

     The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

DESCRIPTION OF STANDARD & POOR'S PREFERRED STOCK RATINGS

     A Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

     The preferred stock ratings are based on the following considerations:

I.   Likelihood of payment-capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.
II.  Nature of, and provisions of, the issue.
III. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors'
     rights.
AAA  This is the highest rating that may be assigned by Standard
     & Poor's to a preferred stock issue and indicates an
     extremely strong capacity to pay the preferred stock
     obligations.
AA   A preferred stock issue rated "AA" also qualifies as a
     high-quality fixed income security. The capacity to pay
     preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."
A    An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more
     susceptible to the adverse effects of changes in
     circumstances and economic conditions.
BBB  An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse
     economic conditions or changing circumstances are more
     likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A"
     category.
BB,  Preferred stock rated "BB," "B," and "CCC" are regarded, on
B,   balance, as predominantly speculative with respect to the
CCC  issuer's capacity to pay preferred stock obligations. "BB"
     indicates the lowest degree of speculation and "CCC" the
     highest degree of speculation. While such issues will likely have some quality and protection characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
CC   The rating "CC" is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is
     currently paying.
C    A preferred stock rated "C" is a non-paying issue.
D    A preferred stock rated "D" is a non-paying issue in default on debt instruments.

     NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     PLUS (+) or MINUS (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     The preferred stock ratings are not a recommendation to purchase or sell a security, inasmuch as market price is not considered in arriving at the rating. Preferred stock ratings are wholly unrelated to Standard & Poor's earnings and dividend rankings for common stocks.

     The ratings are based on current information furnished to Standard & Poor's by the issuer, and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR           Indicates that Fitch does not rate the specific issue.

CONDITIONAL  A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED    A rating is suspended when Fitch deems the amount of
             information available from the issuer to be inadequate for rating purposes.

WITHDRAWN    A rating will be withdrawn when an issue matures or is
             called or refinanced and, at Fitch's discretion, when an
             issuer fails to furnish proper and timely information.

FITCHALERT   Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
             "Positive" indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be
             raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

DESCRIPTION OF FITCH SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB   Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the
     obligor in satisfying its debt service requirements.
B    Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and
     interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity
     throughout the life of the issue.
CCC  Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet
     obligations requires an advantageous business and economic environment.
CC   Bonds are minimally protected. Default in payment of
     interest and/or principal seems probable over time.
C    Bonds are in imminent default in payment of interest or
     principal.
DDD  Bonds are in default on interest and/or principal payments.
DD   Such bonds are extremely speculative and should be valued on
D    the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents
     the lowest potential for recovery.

     PLUS (+) or MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

DESCRIPTION OF FITCH INVESTMENT GRADE SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      "F-1+" and "F-1" ratings.
F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.
F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
D Default. Issues assigned this rating are in actual or imminent payment default.
LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.